UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Preliminary proxy statement.

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☐ Definitive proxy statement.

☐ Definitive additional materials.

☐ Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12.

THERMOENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PRELIMINARY NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

THIS IS NOT A PROXY SOLICITATION

Notice is hereby given that the Annual Meeting of Shareholders of ThermoEnergy Corporation (“ThermoEnergy”), will be held Thursday, June 14, 2007 at 10:00 a.m., local time, at the Millennium Broadway Hotel, 145 West 44th Street, New York, New York, USA 10036-4012, for these purposes:

1.
To elect two directors to serve on ThermoEnergy’s Board of Directors, to serve a term of three years until the 2010 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Kemp & Company as ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

3.	To approve reincorporation of ThermoEnergy in the State of Delaware; and

4.	To consider and act upon such other business as may be properly presented to the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on May 14, 2007, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any postponement or adjournment.

Under Arkansas law, shareholders are entitled to assert dissenters’ rights under Subchapter 13 of the Arkansas Business Corporation Act of 1987, as amended (the “ABCA”), and obtain payment for the fair value of their shares if the reincorporation proposal is approved and they comply with the provisions of Subchapter 13 of the ABCA. A copy of Subchapter 13 of the ABCA is attached as Annex E to the accompanying Proxy Statement.

By order of the Board of Directors,

Dennis C. Cossey, Chairman and Chief Executive Officer

May 14, 2007
Little Rock, Arkansas

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of ThermoEnergy Corporation (“ThermoEnergy”), will be held Thursday, June 14, 2007 at 10:00 a.m., local time, at the Millennium Broadway Hotel, 145 West 44th Street, New York, New York, USA 10036-4012, for these purposes:

1.
To elect two directors to serve on ThermoEnergy’s Board of Directors, to serve a term of three years until the 2010 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Kemp & Company as ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

3.	To approve reincorporation of ThermoEnergy in the State of Delaware; and

4.	To consider and act upon such other business as may be properly presented to the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed the close of business on May 14, 2007, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any postponement or adjournment.

Under Arkansas law, shareholders are entitled to assert dissenters’ rights under Subchapter 13 of the Arkansas Business Corporation Act of 1987, as amended (the “ABCA”), and obtain payment for the fair value of their shares if the reincorporation proposal is approved and they comply with the provisions of Subchapter 13 of the ABCA. A copy of Subchapter 13 of the ABCA is attached as Annex E to the accompanying Proxy Statement.

A Proxy Card, ThermoEnergy’s Proxy Statement and its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, are enclosed with this Notice of Annual Meeting of Shareholders. ThermoEnergy’s Board of Directors recommends that you vote FOR election of the nominees for director named in the Proxy Statement, FOR ratification of the appointment of Kemp & Company as ThermoEnergy’s independent registered public accounting firm for fiscal year 2007 and FOR reincorporation in the State of Delaware.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage prepaid envelope provided for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By order of the Board of Directors,

Dennis C. Cossey, Chairman and Chief Executive Officer

May 14, 2007
Little Rock, Arkansas

TABLE OF CONTENTS
Questions and Answers About the Annual Meeting and Voting			1

Proposal I	—	Election of Directors	4

Proposal II	—	Ratification of Appointment of Independent Registered Public Accounting Firm	16

Proposal III	—	Approval of Reincorporation in the State of Delaware	17

Annex A	—	ThermoEnergy Corporation Audit Committee Charter	A-1

Annex B	—	Agreement and Plan of Merger of ThermoEnergy Corporation (a Delaware corporation) and ThermoEnergy Corporation (an Arkansas corporation)	B-1

Annex C	—	Certificate of Incorporation of ThermoEnergy Corporation	C-1

Annex D	—	By-Laws of ThermoEnergy Corporation	D-1

Annex E	—	Arkansas Business Corporation Act of 1987, Subchapter 13 (Dissenters’ Rights-Right to Dissent and Obtain Payment for Shares)	E-1

i

THERMOENERGY CORPORATION

124 W. Capitol Avenue, Suite 880
Little Rock, Arkansas 72201
Telephone 501.376.6477
Facsimile 501.244.9203

May 14, 2007

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive this proxy statement?

A:
The Board of Directors of ThermoEnergy Corporation (“ThermoEnergy”) is soliciting your proxy to vote at the Annual Meeting of Shareholders because you were a shareholder of ThermoEnergy as of the close of business on May 14, 2007, the record date, and are therefore entitled to vote at the meeting.

This Proxy Statement and Proxy Card, along with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, are being mailed to shareholders as of the record date beginning on or about May 14, 2007. The Proxy Statement summarizes the information you need to know to vote at the meeting. You do not need to attend the meeting to vote your shares.

What am I voting on?

A:
Election of two directors: Louis J. Ortmann, DDS and Martin A. Roenigk, each to serve three-year terms until the 2010 Annual Meeting of Shareholders of ThermoEnergy, or until their respective successors are elected or appointed.

Ratification of the appointment of Kemp & Company ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Approval of reincorporation of ThermoEnergy in the State of Delaware by way of a merger of ThermoEnergy into a wholly-owned subsidiary incorporated in Delaware and also called ThermoEnergy Corporation.

The Board of Directors recommends a vote FOR election of the nominees to the Board of Directors, FOR ratification of the appointment of Kemp & Company as ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2007, and FOR reincorporation in the State of Delaware.

What is the voting requirement to elect the directors, to ratify the appointment of Kemp & Company as independent auditors and approve reincorporation in the State of Delaware?

A:
For the election of the directors, the nominees, must receive the affirmative vote of a plurality of the votes cast. The proposal to ratify the appointment of Kemp & Company as independent auditors requires the affirmative vote of a majority of the votes cast. The proposal to approve reincorporation in the State of Delaware requires the affirmative vote of a majority of the total number of outstanding shares; consequently, abstentions and broker non-votes have the same effect as a vote against this proposal. The voting requirements given in this answer assume that a quorum is present.

How many votes do I have?

A:	You are entitled to one vote for each share of ThermoEnergy’s Common Stock or Series A Convertible Preferred Stock that you hold. Shareholders do not have cumulative voting rights.

How do I vote?

A:	You may vote using either of the following methods:

(1)	Complete, sign and date the Proxy Card you receive and return it in the prepaid envelope; or

(2)	Attend the Annual Meeting of Shareholders to vote in person.

If you return your signed Proxy Card but do not indicate your voting preferences, the persons named in the Proxy Card will vote FOR the election of the nominees for director, FOR ratification of Kemp & Company as independent auditors for 2006 and FOR reincorporation in the State of Delaware.

What can I do if I change my mind after I vote my shares?

A:	You may revoke your proxy at any time before it is voted at the Annual Meeting of Shareholders by:

(1)	Sending written notice of revocation to the Secretary of ThermoEnergy;

(2)	Submitting a new paper ballot, after the date of the revoked proxy; or

(3)	Attending the Annual Meeting of Shareholders and voting in person.

You may also be represented by another person at the meeting by executing a proper proxy designating that person.

What constitutes a quorum?

A:
As of the record date, 24,633,577 shares of Common Stock and 5,940,004 shares of Series A Convertible Preferred Stock were outstanding. Except as otherwise required by law or the Articles of Incorporation, the holders of the Common Stock and the holders of the Series A Convertible Preferred Stock vote together as a single class, with each share of Common Stock and each share of Series A Convertible Preferred Stock entitling the holder thereof to one vote. A majority of the outstanding shares (or 15,286,791 shares), present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the meeting. If you submit a properly executed proxy, then you will be considered part of the quorum. If you are present or represented by proxy at the meeting and you abstain, you will count toward a quorum.

Who can attend the Annual Meeting of Shareholders?

A:	All shareholders as of the record date may attend the Annual Meeting of Shareholders.

Are there any shareholders that own more than 5% of ThermoEnergy’s outstanding common stock?

A:
As of May 14, 2007, Dennis C. Cossey, Dan Cowart, Alexander G. Fassbender, The Focus Fund, the Estate of P.L. Montesi, Martin A. Roenigk, Security Management, and Robert Trump each beneficially owned more than 5% of ThermoEnergy’s outstanding common stock.

When are the shareholder proposals due for the 2008 Annual Meeting of Shareholders?

A:
In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by December 31, 2007, to Dennis C. Cossey, Chairman and Chief Executive Officer, ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

If you notify us after March 1, 2008 of an intent to present a proposal at ThermoEnergy’s 2008 Annual Meeting of Shareholders, we will have the right to exercise discretionary voting authority with respect to your proposal, if presented at the meeting, without including information regarding it in our proxy materials.

What happens if the nominees for director are unable to serve as directors?

A:
Both of the nominees have indicated their willingness to serve as directors if elected. If a nominee becomes unavailable for election, which we do not expect, votes will be cast for the substitute nominee or nominees who may be designated by the Board of Directors.

Who will be responsible for soliciting proxies?

A:
ThermoEnergy has not hired nor paid for assistance in the distribution of proxy materials and solicitation of votes. Employees, officers and directors of ThermoEnergy may solicit proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of common stock.

PROPOSAL I

ELECTION OF DIRECTORS

Unless otherwise directed in the proxy, the person named in the enclosed proxy card, or his substitute, will vote the proxy FOR the election of Louis J. Ortmann, DDS and Martin A. Roenigk to the Board of Directors.

The Board of Directors has set the number of directors constituting the Board of Directors at seven. Six members of the Board of Directors serve staggered three-year terms with two members standing for election each year. One member serves a five-year term. At the Annual Meeting of Shareholders, two directors are to be elected. Louis J. Ortmann, previously held the office of director for a three-year term and is being nominated for another three-year term, expiring in 2010. Martin A. Roenigk, who has not previously been a director, is being nominated for a three-year term expiring in 2010.

Nominees

Dr. Louis J. Ortmann, DDS, age 69, has served as a director of ThermoEnergy since 1991. Dr. Ortmann also serves as chairman of ThermoEnergy’s Compensation and Benefits Committee and as a member of its Audit Committee. Dr. Ortmann is an associate dentist with Louis J. Ortmann Dental Clinic, Inc., in Festus, Missouri. Dr. Ortmann is a graduate of the University of St. Louis.

Martin A. Roenigk, age 64, has been an advisory director of the Company since March 2007. He currently serves as the Chairman and CEO of CompuDyne Corporation. Mr. Roenigk joined CompuDyne as Chairman and CEO in 1995. Mr. Roenigk and his wife own two National Register listed historic hotels in Eureka Springs, Arkansas, The Crescent Hotel & Spa and the Basin Park Hotel.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES.

Directors Whose Terms Expire in 2008

Andrew T. Melton, age 60, has served as a director of the Company since September 1997, and has served as Executive Vice President and Chief Financial Officer since September 2005. Mr. Melton served as chairman of the Audit Committee until he resigned upon his appointment as Chief Financial Officer. Mr. Melton is a certified public accountant and received an MBA in finance and a Bachelor of Science degree in economics from Louisiana Tech University. From 1986 to 1994, Mr. Melton served as Executive Vice President, Chief Financial Officer and Treasurer of Worthen Banking Corporation, Little Rock, Arkansas. From 1995 to 1998, Mr. Melton was Vice President with Merrill Lynch Capital Markets in Little Rock, Arkansas. From January 1997 to January 1999, Mr. Melton served as Chief Executive Officer and the principal shareholder of Solomon Financial Inc., a company specializing in financing Canadian imports to the US. Mr. Melton most recently was President and principal shareholder of Solomon Equities, Inc., located in Irving, Texas that he started in January 1999. On August 26, 2004, Solomon Equities Inc., d/b/a Trail Dust Steak House of Denton and Grapevine filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Northern District of Texas, and during 2005 the bankruptcy was converted to a Chapter 7 liquidation and the company was dissolved. Mr. Melton is a Viet Nam veteran and received an Honorable Discharge from the United States Marine Corps.

Alexander G. Fassbender, age 53, has served as Executive Vice President and Chief Technology Officer since November 1998 and as a director of the Company since June 2005. Prior to joining the Company, Mr. Fassbender was Manager of Technology Commercialization at Battelle Memorial Institute (BMI) Pacific Northwest Laboratories. He had held various positions with BMI since 1976. Mr. Fassbender received his BS (Chemical Engineering) in 1976 from the University of California, Berkeley and his MBA in 1980 and his MS (Chemical Engineering) in 1988, both from the University of Washington, Seattle.

Directors Whose Terms Expire in 2009

Lowell E. Faulkenberry, age 55 has served as a director of the Company since June 2006. Mr. Faulkenberry serves as chairman of the Audit Committee and as a member of the Compensation and Benefits Committee. Mr. Faulkenberry is a certified public accountant and received a BA in Accounting from the University of Texas at Arlington. Since 2000, Mr. Faulkenberry has been the principal of Enhanced Performance Solutions, LLC. Mr. Faulkenberry performs financial consulting services primarily for American Electric Power and its former subsidiaries. From 1986 to 2000, Mr. Faulkenberry served as Senior Vice President and Director of Internal Audit/Risk Management for BOK Financial Corporation, a large multi-bank and multi-state bank holding company headquartered in Tulsa, Oklahoma. Prior to joining BOK, Mr. Faulkenberry was a senior auditor with KPMG Peat Marwick. Mr. Faulkenberry is a veteran who served with the U.S. Air Force during the Viet Nam conflict.

Dr. Paul A. Loeffler, age 59, has served as a director of the Company since September 1997. Dr. Loeffler also serves as a member of the Audit and the Compensation and Benefits Committees. Since 1985, Dr. Loeffler has been a professor of chemistry at Sam Houston State University, Huntsville, Texas, and has been with the University’s chemistry department of Sam Houston State University since 1975. Dr. Loeffler received his Ph.D. and MA in inorganic chemistry from Rice University. Dr. Loeffler also serves as a member of the Board of Directors of the Texas Regional Institute for Environmental Studies in Huntsville, Texas, where he was associate director from 1992 until 2002.

Director Whose Term Expires in 2011

Dennis C. Cossey, age 61, has served as Chairman of the Board of Directors since 1990. Mr. Cossey has been the Chief Executive Officer and a director of the Company since 1988. Prior to joining the Company, Mr. Cossey served in executive and sales positions at a number of companies, including IBM and Peter Kiewit and Sons Engineering. Mr. Cossey is a member of several industry professional groups including the American Society of Naval Engineers, the US Naval Institute, the Society of Naval Architects and Marine Engineers and the Association of Energy Engineers. Mr. Cossey has testified before Congress on various environmental issues.

Committees of the Board

Compensation and Benefits Committee. The Compensation and Benefits Committee consists of Dr. Ortmann, as Chairman, Dr. Loeffler and Mr. Faulkenberry. This committee makes recommendations to the Board of Directors on compensation generally, executive officer salaries, bonus awards, stock option grants, special awards and supplemental compensation. The Compensation and Benefits Committee consults generally with management on matters concerning executive compensation and other compensation issues where Board of Directors or shareholder action is contemplated. The Company has commissioned a study of directors and executives compensation by a firm of independent experts to be presented to the Benefits and Commission Committee. The Board has determined that all of the members of the Compensation and Benefits Committee are independent.

Audit Committee. The Audit Committee consists of Mr. Faulkenberry, as Chairman, Dr. Loeffler and Dr. Ortmann. This committee oversees the Company’s financial reporting process and internal controls. The Audit Committee is governed by a written charter approved by the Board of Directors. The charter sets out the Audit Committee’s membership requirements and responsibilities. A copy of the Audit Committee charter is attached hereto as Annex A. As part of its duties, the Audit Committee consults with management and the Company’s independent registered public accounting firm during the year on matters related to the annual audit, internal controls, the published financial statements and the accounting principles and auditing procedures being applied. The Audit Committee selects the Company’s registered public accounting firm, reviews the independent registered public accounting firm’s audit fees, discusses relationships with the auditor, and reviews and approves in advance non-audit services to ensure no compromise of independence. The Board has determined that all of the members of the Audit Committee are independent and that Mr. Faulkenberry is an audit committee financial expert (as defined in Item 407(d)(5)(ii) of Regulation S-B).

Nominations

The Board of Directors does not have a standing Nominating Committee. The Board of Directors believes that it is appropriate not to have a standing Nominating Committee because of the small size of the Board of Directors. Accordingly, the entire Board of Directors performs the functions of a Nominating Committee by collectively considering nominations to the Board of Directors. The Board of Directors identifies the individuals to be nominated for election to the Board of Directors and selects those candidates to be presented for shareholder approval at the Annual Meeting of Shareholders.

In addition, the Board of Directors will consider director candidates recommended by the shareholders if a nominating shareholder complies with the following requirements. If a shareholder wishes to recommend a candidate to the Board of Directors for consideration as a Board of Director’s nominee, the shareholder must submit in writing to the Board of Directors the nominee’s name and a brief resume setting forth the nominee’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the Chairman of the Board of Directors at the following address: ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201, and must be received no later than December 31 in any year to be considered as a potential director nominee at the Annual Meeting of Shareholders for the following year. The Board of Directors may request additional information if it determines a potential candidate may be an appropriate nominee.

Shareholder Communications

The Board of Directors does not have a formal policy for shareholder communications to the Board of Directors. The small size of the Board of Directors and the simple administrative structure of ThermoEnergy permits shareholders to have easy access to ThermoEnergy’s management and its directors for any communications, including those pertaining to director nominations as set forth above. Shareholder inquiries, suggestions and other communications may be directed to ThermoEnergy’s Chairman and Chief Executive Officer at ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

Code of Ethics

A copy of the Company’s Code of Business Conduct and Ethics, including additional provisions which apply to the chief executive officer and senior financial officers, may be obtained free of charge by making a written request to Investor Relations, ThermoEnergy Corporation, 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

Board Determination of Independence

The Company’s securities are not listed on a national securities exchange or on an inter-dealer quotation system which has requirements that a majority of the board of directors be independent. In determining which directors and which members of committees are “independent,” the Board of Directors has applied the definition of independence set forth in Rule 4200(a)(15) of the Nasdaq Marketplace Rules and has determined that each of Mr. Faulkenberry, Dr. Loeffler and Dr. Ortmann does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that, consequently, each of these directors is an "independent director."

Compensation of the Board

Directors do not receive cash compensation for serving on the Board or its committees. Non-employee directors are awarded annual grants of non-qualified stock options. All directors are reimbursed for their reasonable expenses incurred in attending all board meetings. We maintain directors and officers liability insurance.

The following table shows compensation for the fiscal year ended December 31, 2006 to our directors who are not also named executive officers:
Director Compensation (1)

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)		Total ($)
Lowell E. Faulkenberry (3)	none	none		none
Paul A. Loeffler PhD	none	$5,474	(4)	$5,474
Louis J. Ortmann DDS	none	$5,474	(5)	$5,474
Ian A. Bowles (6)	none	$21,896	(7)	$21,896
David P. Lahaie (8)	none	$13,685	(9)	$13,685
John F. Corcoran (10)	none	$5,474	(11)	$5,474

(1)    Certain columnar information required by Item 402(f)(2) of Regulation S-B has been omitted for categories where there was no compensation awarded to, or paid to, the named directors during the fiscal year ended December 31, 2006.

(2)    The reported amounts reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R, and may include amounts from awards granted both in and prior to the fiscal year ended December 31, 2006. As required, the amounts shown exclude the impact of any forfeitures related to service-based vesting conditions. The actual amount realized by the director will likely vary based on a number of factors, including the Company's performance, stock price fluctuations and applicable vesting.

(3)    Elected June 2006.

(4)    An option to purchase 10,000 shares at an exercise price of $0.94 per share was granted to Dr. Loeffler on January 19, 2006. This option has a termination date of January 20, 2011. At December 31, 2006, Dr. Loeffler held options for the purchase of an aggregate of 61,900 shares, all of which were exercisable.

(5)    An option to purchase 10,000 shares at an exercise price of $0.94 per share was granted to Dr. Ortmann on January 19, 2006. This option has a termination date of January 20, 2011. At December 31, 2006, Dr. Ortmann held options for the purchase of an aggregate of 61,900 shares, all of which were exercisable.

(6)    Term expired June 2006.

(7)    An option to purchase 40,000 shares at an exercise price of $0.94 per share was granted to Bowles on January 19, 2006. This option has a termination date of January 20, 2011. At December 31, 2006, Mr. Bowles held options for the purchase of an aggregate of 40,000 shares, all of which were exercisable.

(8)    Resigned August 2006.

(9)    An option to purchase 25,000 shares at an exercise price of $0.94 per share was granted to Mr. Lahaie on January 19, 2006. This option has a termination date of January 20, 2011. At December 31, 2006, Mr. Lahaie held options for the purchase of an aggregate of 75,000 shares, all of which were exercisable.

(10)  Resigned April 2006

(11)  An option to purchase 10,000 shares at an exercise price of $0.94 per share was granted to Mr. Corcoran on January 19, 2006.  This option has a termination date of January 20, 2011.  At December 31, 2006, Mr Corcoran held options for the purchase of an aggregate of 68,500 shares, all of which were exercisable.

Board of Directors and Board of Directors’ Committee Meetings

In 2006, the Board of Directors conducted five formal meetings, the Compensation and Benefits Committee held one formal meeting and the Audit Committee held two formal meetings. There were also other informal meetings and actions taken by written consent. All directors (other than John F. Corcoran, who resigned in April 2006) attended, either in person or by teleconference, at least 75% of the aggregate number of the meetings of the Board of Directors and the meetings of any committees on which they served.

Security Ownership by Certain Beneficial Owners, Directors, Nominees and Executive Officers

The following table sets forth certain information as of May 14, 2007 with respect to beneficial ownership of our common stock by each stockholder known by the Company to be the beneficial owner of more than 5% of our common stock and by each of our directors, nominees for election as director and executive officers and by all of the directors , nominees for election as director, and executive officers as a group.

Beneficial Owners (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (3)

Directors, Nominees and Officers
Ia
D Dennis C. Cossey	3,016,049	(4)	11.5%
Alexander G. Fassbender	1,835,212	(5)	7.1%
Lowell E. Faulkenberry	45,000	(6)	*
Paul A. Loeffler	66,900	(7)	*
Andrew T. Melton	380,500	(8)	1.5%
Louis J. Ortmann	534,241	(9)	2.2%
Martin A. Roenigk	4,619,589	(10)	15.8%

All executive officers, directors and nominees as a group (7 persons)	10,542,491	(11)	32.3%

Other 5% Beneficial Owners

Security Management Security Benefit Place Topeka, Kansas 66636	7,250,000	(12)	22.7%

Robert Trump 167 E. 61st Street New York, NY 10021	4,534,560	(13)	17.2%

Estate of P.L. Montesi	2,976,150	(14)	11.3%

Dan Cowart 3295 River Exchange Drive Suite #170 Norcross, Georgia 30092	1,499,005	(15)	6.1%

The Focus Fund PO Box 389 Ponte Vedra, Florida 32004	1,798,095		7.3%

* Less than 1%

(1)    Except as otherwise indicated in the beneficial ownership table, the address for each person listed is: c/o ThermoEnergy Corporation, 124 West Capitol Avenue, Suite 880, Little Rock, Arkansas 72201.

(2)    Includes shares as to which such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power, as these terms are defined in Rule 13d-3(a) of the Exchange Act. Shares of common stock underlying options to purchase shares of common stock and securities convertible into shares of common stock, which are exercisable or convertible on, or become exercisable or convertible within 60 days after, April 15, 2006 are deemed to be outstanding with respect to a person or entity for the purpose of computing the outstanding shares of common stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.

(3)    Based on 24,633,577 shares of common stock issued and outstanding on May 14, 2007, plus, with respect to each individual or entity (but not with respect to other individuals or entities), the number of shares of common stock underlying options to purchase shares of common stock and securities convertible into shares of common stock, held by such individual or entity which are exercisable or convertible on, or become exercisable or convertible within 60 days after, May 14, 2007.

(4)    Includes 1,328,549 shares owned directly by Mr. Cossey or jointly with the estate of P.L. Montesi. Also includes 1,685,000 shares issuable upon the exercise of options.

(5)    Includes 615,212 shares owned directly by Mr. Fassbender. Also includes 1,215,000 shares issuable upon the exercise of options.

(6)    Includes 5,000 shares owned directly by Mr. Faulkenberry. Also includes 40,000 shares issuable upon the exercise of options

(7)    Includes 5,000 shares owned directly by Dr. Loeffler. Also includes 61,900 shares issuable upon the exercise of options.

(8)    Consists of 28,000 shares owned directly by Mr. Melton and 347,500 shares issuable upon the exercise of options.

(9)    Includes 472,431 shares owned directly by Dr. Ortmann and his wife and beneficially through the Dr. Louis J. Ortmann Dental Clinic, Inc., Profit Sharing Plan. Also includes 61,900 shares issuable upon the exercise of options.

(10)  Includes 119,589 shares owned directly by Mr. Roenigk, 2,250,000 shares issuable upon the exercise of warrants and conversion of convertible debt held by Mr. Roenigk and 2,250,000 shares issuable upon exercise of warrants and conversion of convertible debt which Mr. Roenigk is entitled to acquire.

(11)  Includes 3,481,300 shares issuable upon the exercise of options, 2,250,000 shares issuable upon excercise of outstanding warrants and conversion of outstanding convertible debt, and 2,250,000 shares issuable upon excercise or conversion of derivative securities issuable to one nominee for election.

(12)  This beneficial ownership information is based on information contained in a Schedule 13G dated July 14, 2005 and filed with the U.S. Securities and Exchange Commission on August 5, 2005. Includes 5,000,000 shares of common stock issuable upon conversion of shares of Series A convertible preferred stock owned directly by Security Management. Also includes 2,250,000 shares of common stock issuable upon the exercise of warrants.

(13)  This beneficial ownership information is based on information contained in a Schedule 13D/A dated December 1, 2004 and filed with the U.S. Securities and Exchange Commission on December 2, 2004. Includes 2,823,456 shares of common stock owned directly by Mr. Trump and 1,711,104 shares issuable upon the exercise of warrants.

(14)  Includes 1,251,150 shares of stock owned directly by the estate of Mr. Montesi, by various members of Mr. Montesi’s family or jointly with ThermoEnergy’s Chief Executive Officer, Dennis Cossey. Also includes 1,725,000 shares of common stock issuable upon the exercise of options.

(15)  This beneficial ownership information is based on information contained in a Schedule 13D/A dated July 14, 2003 and filed with the U.S. Securities and Exchange Commission on October 20, 2003. Also includes 120,000 shares of common stock held by a Georgia limited partnership whose sole general partner is a Georgia limited liability company of which Mr. Cowart is the majority owner and sole manager. Mr. Cowart disclaims beneficial ownership of 100,000 shares of common stock owned by certain irrevocable trusts for the benefit of Mr. Cowart’s minor children. Mr. Cowart’s spouse, Kristina T. Cowart, is the sole trustee of each of these trusts. Such shares are not included in the number of shares reported as beneficially owned by Mr. Cowart.

Executive Compensation
Summary Compensation Table

The table set forth below summarizes the compensation earned by our named executive officers in 2006.

Name and Principal Position	Year	Salary	Bonus	Option Awards (a)	All Other Compensation (b)	(#) Securities Underlying Options	Total
Dennis C. Cossey, Chairman of the Board, President and Chief Executive Officer	2006	$250,000	$60,000	$82,110	$28,000	150,000	$420,110

Andrew T. Melton, Executive Vice-President, treasurer and Chief Financial Officer	2006	$200,000	$50,000	$82,110	$39,260	150,000	$371,370

Alexander G. Fassbender, Executive Vice-President and Chief Technology Officer	2006	$281,400	$55,000	$82,110	$9,000	150,000	$427,510

(a) The amounts in the column “Options Award” reflect the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R, for option awards granted pursuant to the NaturalNano 2005 Incentive Compensation Plan. Assumptions used in the calculation of these amounts are included in Note 8 “Incentive Compensation Plan” to the Company’s consolidated financial statements for the year ended December 31, 2006.

(b) The amounts in the column “All Other Compensation” reflect the following items: automobile expenses, medical and insurance reimbursement, and moving and relocation expense reimbursement.

Certain columnar information required by Item 402(a) (2) of Regulation S-B has been omitted for categories where there has been no compensation awarded to, or paid to, the named executive officers required to be reported in the table during 2006.

Outstanding Equity Awards at December 31, 2006

The following table summarizes information concerning outstanding equity awards held by the named executive officers at December 31, 2006. No named executive officer exercised options in the fiscal year ended December 31, 2006.

	Stock Option Awards
Name	Securities underlying unexercised options(#) Exercisable	Securities underlying unexercised options(#) Unexercisable	Option Exercise Price($)	Option Expiration Date

Dennis C. Cossey	165,000	none	$2.00	12/31/ 2008
	275,000	none	$1.82	12/31/ 2008
	165,000	none	$6.36	12/31/ 2008
	82,500	none	$1.91	12/31/ 2008
	110,000	none	$2.25	12/31/ 2008
	250,000	none	$1.22	6/10/2010
	560,000	none	$1.29	9/15/2010
	150,000	none	$0.94	1/20/2011

Andrew T. Melton	5,500	none	$2.25	12/31/ 2008
	2,000	none	$3.60	12/31/ 2008
	150,000	none	$1.22	6/10/2010
	40,000	none	$0.90	9/15/2010
	150,000	none	$0.94	1/20/2011

Alexander G. Fassbender	110,000	none	$1.82	12/31/ 2008
	110,000	none	$6.36	12/31/ 2008
	82,500	none	$1.91	12/31/ 2008
	110,000	none	$2.25	12/31/ 2008
	250,000	none	$1.22	6/10/2010
	440,000	none	$1.29	9/15/2010
	150,000	none	$0.94	1/20/2011

Equity Compensation Plan Information

The following table sets forth the securities that are authorized for issuance under the equity compensation plans of ThermoEnergy as of December 31, 2006:

Equity Compensation Plan Table as of December 31, 2006

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity Compensation plans approved by security holders
1997 Stock Option Plan	55,100	$2.10	695,000
Equity Compensation plans not approved by security holders
Stock options	5,681,800	$1.80	0
Total	5,736,900	$1.80	695,000

Employment Contracts and Agreements

On September 14, 2005, ThermoEnergy’s Board of Directors approved a new employment agreement that was unchanged from the previous contract executed in 2001 with ThermoEnergy’s Chairman and Chief Executive Officer, Dennis C. Cossey. On the same date, Andrew T. Melton, the Executive Vice President and Chief Financial Officer, entered into an employment agreement with ThermoEnergy. The material terms of the employment agreements for Messrs. Cossey and Melton are substantially similar and both are described below.

The general terms of the employment agreements with Messrs. Cossey and Melton provide for a contract term of five years (extended, each month, for an additional month), with a beginning base compensation of $200,000 and minimum annual increases in compensation of 15%. The employment agreements also provide that each officer will be eligible for discretionary incentive compensation of up to 100% of his base salary, as determined by the Compensation and Benefits Committee of the Board of Directors. The employment agreements also entitle each officer to periodic performance-based compensation if certain unusual, but significant, events occur, including but not limited to the acquisition of new technology, the execution of new contracts in excess of 20% of existing revenues and other events as determined by the Compensation and Benefits Committee. In addition, the employment agreements provide that, upon the occurrence of a change in control of ThermoEnergy, each officer will be entitled to receive a lump sum payment of five years’ base compensation from the date of such change of control, as well as an immediate vesting of all unvested stock options and/or restricted stock grants. The employment agreements may be terminated at any time upon 90 days’ notice; if an agreement is terminated other than for certain specified causes the employee is entitled to receive a lump sum payment of five years’ base compensation. The employment agreements also contain certain restrictive covenants protecting ThermoEnergy’s trade secrets and covenants for each officer not to compete or solicit company customers or employees for a period of one year after the termination of his employment.

In 1998, ThermoEnergy entered into an employment agreement with Alexander G. Fassbender, in connection with his appointment as Executive Vice President and Chief Technology Officer. The general terms of the employment agreement provide for a continuous three-year term (subject to the Company’s right to terminate the annual extensions upon 60 days’ written notice), with a beginning base compensation of $135,000 with 15% annual increases, capped at $250,000, after which annual increases will be determined on the basis of changes in the consumer price index. Mr. Fassbender is also eligible for discretionary incentive compensation of up to 50% of his base salary, as determined by the Compensation and Benefits Committee. Upon the occurrence of a change in control of ThermoEnergy, Mr. Fassbender shall be entitled to a lump sum payment of 2.99 years’ base compensation from the date of such change of control. In addition, all of Mr. Fassbender’s unvested stock options and/or restricted stock grants shall immediately vest on the date of a change of control.

ThermoEnergy is the sole beneficiary of $500,000, $1,500,000 and $1,500,000 key man life insurance polices on the lives of Messrs. Cossey, Melton and Fassbender, respectively.

Certain Relationships and Related Transactions

In October 2003, ThermoEnergy entered into a license agreement with Alexander G. Fassbender, the Executive Vice President for Technology, as the inventor of certain patents and patent applications that ThermoEnergy has been using. This agreement formalized the arrangements under which ThermoEnergy and Mr. Fassbender had been operating for a number of years. Under this license agreement, Mr. Fassbender granted to ThermoEnergy an exclusive license in the patents and patent applications for ThermoFuel and Enhanced Biogas Production in the United States and the foreign countries in which applications are pending. In addition to ThermoEnergy’s financial obligations under Mr. Fassbender’s employment agreement, ThermoEnergy must pay a royalty of 1% of net sales after the cumulative sales of all licensed products exceed $20,000,000. Beginning in 2008 and each year thereafter, Mr. Fassbender may terminate the license agreement if ThermoEnergy has not sold or leased a licensed product in the respective year.

During 2000, the Board of Directors approved the formation of ThermoEnergy Power Systems, LLC, a Delaware limited liability company (“ThermoEnergy Power Systems”) for the purpose of transferring ThermoEnergy’s rights and interests in the TIPS technology. The organizational documents for ThermoEnergy Power Systems indicate that ThermoEnergy will have an 85% ownership interest and Alexander G. Fassbender, as the inventor of the technology, will have a 15% ownership interest. As of December 31, 2006, ThermoEnergy Power Systems had not been capitalized by the Company.

The Board of Directors has adopted a policy whereby all future transactions between ThermoEnergy and any of its affiliates, officers, directors, principal shareholders and any affiliates of the foregoing must be approved in advance by the disinterested members of the Board of Directors based on a determination that the terms of such transactions are no less favorable to ThermoEnergy than would prevail in arm’s-length transactions with independent third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based on information supplied to the Company and filings made with the SEC, during the fiscal year ended December 31, 2006, the following Section 16(a) filings were not made in a timely manner by our directors and officers:

i) On January 19, 2006, stock options were granted to each of the Company’s executive officers (Dennis C. Cossey, Andrew T. Melton and Alexander G. Fassbender) and non-employee directors (Ian A. Bowles, John F. Corcoran, Paul A. Loeffler and Louis J. Ortmann). None of the officers or directors filed a Form 4 to report the receipt of these options.

ii) On June 29, 2006, Lowell E. Faulkenberry was elected a director of the Company. He did not file a Form 3 with respect to his election as a director until March 29, 2007.

Audit Committee Report

During most of 2006, the Audit Committee of the Board of Directors was comprised of the following three independent directors: Lowell E. Faulkenberry, Chairman, Dr. Louis J. Ortmann and Dr. Paul A. Loeffler. The Audit Committee serves at the pleasure of the Board of Directors. It held two formal meeting with respect to the fiscal year 2006, and its report for the year 2006 follows:

The Audit Committee reviews the financial reporting process of ThermoEnergy Corporation (the “Company”) on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee monitors these processes.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements and related disclosures with management and the independent auditors, including a review of the significant management judgments underlying the financial statements and disclosures. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors, the auditors' independence from the Company and its management, and also considered whether the non-audit services performed during fiscal year 2006 by the independent auditors is compatible with maintaining the accountants’ independence. The independent auditors have provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Committee discussed with the Company's independent auditors the overall scope and plans for its audit. The Committee met with the independent auditor, with and without management present, to discuss the results of its examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The independent auditors report to us and to the Board. The Audit Committee has sole authority to appoint (subject to shareholder ratification) and to terminate the engagement of the independent auditors. Following a review of the independent auditors’ performance and qualifications, including management’s recommendation, the Audit Committee approved the reappointment of Kemp and Company as the Company’s independent auditing firm for the 2007 fiscal year.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Audit Committee

Lowell E. Faulkenberry, Chairman
Dr. Louis J. Ortmann
Dr. Paul Loeffler

PROPOSAL II

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The next proposal on the agenda for the Annual Meeting of Shareholders will be ratification of the appointment of Kemp & Company as ThermoEnergy’s independent registered public accounting firms for fiscal year 2007.

Kemp & Company served in this capacity for fiscal year 2006, and has reported on ThermoEnergy’s financial statements for the year ended December 31, 2006.

A representative of Kemp & Company is expected to be present at the Annual Meeting of Shareholders. The representative will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee reviews and approves in advance any audit and permitted non-audit services to be provided by ThermoEnergy’s independent auditors. The Audit Committee has the sole authority to make these approvals.

The following describes the current policies and procedures of the Audit Committee with respect to pre-approval of audit and permissible non-audit services:

Audit Services. All audit services must be pre-approved by the Audit Committee. The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, company structure, or other matters. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also grant pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

Non-Audit Services. The Audit Committee's policy is to pre-approve all permissible non-audit services provided by the independent auditors. These services may include audit-related services, tax services and other services. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF KEMP & COMPANY S THERMOENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007.

PROPOSAL III

APPROVAL OF REINCORPORATION IN THE STATE OF DELAWARE

Introduction

ThermoEnergy is a corporation formed under the Arkansas Business Corporation Act of 1987 (as amended, the “ABCA”) and governed by the laws of the State of Arkansas. ThermoEnergy’s Board of Directors has unanimously approved and recommends that the shareholders approve the reincorporation of ThermoEnergy in Delaware by means of a merger of ThermoEnergy with and into a newly-formed, wholly-owned subsidiary, ThermoEnergy Corporation, a Delaware corporation (“TMEN Delaware”). TMEN Delaware will be the surviving corporation in the merger, and the purpose of the merger is to change ThermoEnergy’s jurisdiction of incorporation from Arkansas to Delaware as described more fully below. Throughout this Proposal No. 3, the terms “TMEN Arkansas” or “ThermoEnergy” refer to ThermoEnergy Corporation, the existing Arkansas corporation, and the term “TMEN Delaware” refers to the new Delaware corporation that is the proposed successor to TMEN Arkansas.

TMEN Delaware was incorporated under the Delaware General Corporation Law (the “DGCL”) on _________, 2007 under the name ThermoEnergy Corporation, for the purpose of merging with TMEN Arkansas. As of the date and time immediately prior to the effective date of the reincorporation, TMEN Delaware will have no material assets or liabilities and will not have carried on any business other than to endorse the proposed merger with TMEN Arkansas. The principal executive offices of both TMEN Arkansas and TMEN Delaware are located at 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201 and the telephone number of both TMEN Arkansas and TMEN Delaware is (501) 376-6477

As discussed under the section entitled “Principal Reasons for the Reincorporation,” management believes that reincorporation in Delaware would be beneficial to ThermoEnergy because Delaware corporate law is more comprehensive, widely-used and extensively interpreted than Arkansas corporate law. In addition, management believes that Delaware law is better suited than Arkansas law to protect shareholders’ interests in the event of a non-solicited takeover attempt. However, this is merely a protective step for the future and management is not aware that any person is currently attempting to acquire control of ThermoEnergy, obtain representation on its Board of Directors or to take any action that would materially affect the governance of ThermoEnergy. Based on discussions with management and ThermoEnergy’s counsel and other advisers, on May __, 2007, the Board of Directors unanimously determined that the reincorporation was in the best interest of ThermoEnergy and approved a resolution to move forward with the reincorporation process subject to shareholder approval. At the Board meeting held on May __, 2007, the Board of Directors also approved the submission of the plan to reincorporate to the shareholders at the Annual Meeting for their approval, approved the forms of the Agreement and Plan of Merger (the “Merger Agreement”), Certificate of Incorporation of TMEN Delaware (the “Delaware Certificate”) and the Bylaws of TMEN Delaware (the “Delaware Bylaws”). Throughout this Proposal III, the term “Reincorporation” refers to the reincorporation of ThermoEnergy in Delaware by means of the merger of TMEN Arkansas with and into TMEN Delaware, with TMEN Delaware as the surviving corporation governed by the provisions of the Delaware Certificate and the Delaware Bylaws.

Because TMEN Delaware will be governed by the DGCL and will have new organizational documents, the proposed Reincorporation, if approved, will result in certain changes in your rights as a shareholder. These changes are summarized under the sections entitled “Comparison of the Charters and Bylaws of TMEN Arkansas and TMEN Delaware” and “Significant Differences Between the Corporation Laws of Arkansas and Delaware.”

The Board of Directors has unanimously approved and, for the reasons described below, recommends that you approve the proposal to change ThermoEnergy’s state of incorporation from Arkansas to Delaware. If approved by shareholders, the Reincorporation is expected to become effective as soon as practicable (the “Effective Date”) following the Annual Meeting of Shareholders. If the require number of shareholders do not approve the Reincorporation, the Reincorporation will not be consummated and ThermoEnergy will continue to operate as an Arkansas corporation.

In order for the proposed Reincorporation to be effective, holders of a majority of the outstanding shares of common stock and Series A Convertible Preferred Stock, voting together as a single class, must approve Proposal III. See “Vote Required For Reincorporation Proposal and Board of Directors Recommendation” below. You are urged to read carefully this section of this Proxy Statement, including the related Annexes, before voting on the Reincorporation.

Mechanics

The proposed Reincorporation would be effected pursuant to the Agreement and Plan of Merger (“Merger Agreement”) in substantially the form attached as Annex B to this Proxy Statement. The discussion of the Reincorporation and the Merger Agreement set forth below is qualified in its entirety by reference to the Merger Agreement. Upon completion of the Reincorporation, TMEN Arkansas will cease to exist and TMEN Delaware, which would be the surviving corporation in the Reincorporation, would continue to operate ThermoEnergy’s business under the name ThermoEnergy Corporation.

Upon the Effective Date, each outstanding share of common stock of TMEN Arkansas will be automatically converted into one share of common stock of TMEN Delaware. Each stock certificate representing issued and outstanding shares of Common Stock, $0.001 par value per share of TMEN Arkansas will continue to represent the same number of shares of Common Stock, $0.001 par value per share of TMEN Delaware. Each stock certificate representing issued and outstanding shares of Series A Convertible Preferred Stock, $1.00 par value per share of TMEN Arkansas will continue to represent the same number of shares of Series A Convertible Preferred Stock, $1.00 par value per share of TMEN Delaware. Each outstanding option or warrant to purchase shares of common stock of TMEN Arkansas, including options previously granted under stock option plans and warrants issued as part of ThermoEnergy’s private placement of units consisting of Series A Convertible Preferred Stock and warrants in July 2005, will automatically be assumed by TMEN Delaware and will represent an option or right, as the case may be, to acquire shares of common stock of TMEN Delaware on the basis of one share of TMEN Delaware common stock for each one share of TMEN Arkansas common stock and at an exercise price equal to the exercise price of the TMEN Arkansas option or warrant, and upon the same terms and subject to the same conditions as the options and warrants for TMEN Arkansas common stock. If TMEN Arkansas and TMEN Delaware effect the Reincorporation, you would not need to exchange your existing stock certificates or warrants of TMEN Arkansas for stock certificates or warrants of TMEN Delaware. You may, however, exchange your stock certificates and warrants if you so choose to do so.

The common stock of TMEN Arkansas is traded on the Over the Counter Bulletin Board under the symbol TMEN, and, after the Reincorporation, TMEN Delaware’s common stock will continue to be traded on the Over the Counter Bulletin Board without interruption, under the same symbol “TMEN.”

Pursuant to the Merger Agreement, TMEN Arkansas and TMEN Delaware promise to take all actions that Delaware law and Arkansas law require for TMEN Arkansas and TMEN Delaware to effect the Reincorporation.

The Reincorporation would not only make a change in the legal domicile of ThermoEnergy and certain other changes of a legal nature which are described in this Proxy Statement but would also make operational the new organizational documents. The Reincorporation would not result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal offices of ThermoEnergy. The current directors, officers and employees of TMEN Arkansas will become the directors, officers and employees of TMEN Delaware. All employee benefits of TMEN Arkansas will be assumed and continued by TMEN Delaware. Management believes that the proposed Reincorporation will not affect any of ThermoEnergy’s material contracts with any third parties and that its rights and obligations under such material contracts will continue and be assumed by the surviving corporation.

Vote Required for Reincorporation Proposal and Board of Directors’ Recommendation

Arkansas law requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of TMEN Arkansas to approve the Merger Agreement pursuant to which TMEN Arkansas and TMEN Delaware would effect the Reincorporation. Approval of the Reincorporation proposal would also constitute an approval of the Merger Agreement, the Delaware Certificate and the Delaware Bylaws. If the shareholders approve the Merger Agreement and the Reincorporation becomes effective, the Delaware Certificate and the Delaware Bylaws attached as Annex C and Annex D respectively to this Proxy Statement would become the Certificate of Incorporation and Bylaws, respectively, of the surviving corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REINCORPORATION INTO THE STATE OF DELAWARE. TE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSAL. APPROVAL OF THE REINCORPORATION WILL CONSTITUTE APPROVAL OF THE DELAWARE CERTIFICATE AND THE DELAWARE CHARTER IN SUBSTANTIALLY THE FORMS ATTACHED HERE AS ANNEXES B AND C.

Principal Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. More than 50% of all U.S. public corporations and more than 300 of the Fortune 500 companies are incorporated in Delaware. In furtherance of Delaware’s policy of encouraging corporations to incorporate in Delaware, Delaware has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that have been responsive to the evolving legal and business needs of modern corporations. The Board and management believe that it is essential to be able to draw upon the well-established principles of corporate governance that obtain in Delaware in making legal and business decisions. The Board and management believe that Delaware law is better suited than Arkansas law to protect shareholders’ interests in the event of an non-solicited takeover attempt. However, this is merely a protective step for the future and the Board and management are not aware that any person is currently attempting to acquire control of ThermoEnergy, obtain representation on its Board of Directors or to take any action that would materially affect the governance of ThermoEnergy.

Any direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, who are the owners of the corporations. For the reasons discussed in this Proxy Statement, the Board and management believe that ThermoEnergy and our shareholders will benefit in the near and longer term from reincorporating in Delaware.

Prominence, Predictability and Flexibility of Delaware Law

The Delaware General Assembly each year considers and adopts statutory amendments that the corporation law section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses. The Delaware Court of Chancery have also developed considerable expertise in dealing with corporate issues. It handles complex corporate issues with the level of experience and a degree of sophistication and understanding unmatched by any other court in the country.

Ability to Attract and Retain Qualified Directors and Officers

ThermoEnergy has a relatively small market capitalization compared to many other public companies, including companies in the industries in which ThermoEnergy competes. In the view of the Board and management, this results in ThermoEnergy facing significant competition for qualified and experienced independent directors, especially those who would qualify as “audit committee financial experts.” The current corporate governance environment, including the additional requirements under the Sarbanes-Oxley Act of 2002, place a premium on public companies having experienced independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards. The Board of Directors believes that reincorporation in Delaware will enhance ThermoEnergy’s ability to attract and retain independent directors. The majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, but also Delaware law provides, as discussed above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of officers and directors. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable ThermoEnergy to compete more effectively with other public companies to retain ThermoEnergy’s current directors and attract and retain new directors.

More Certainty Regarding Indemnification and Limitation of Liability for Officers and Directors

The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The reduction of these risks to its directors and officers and corresponding limitation on situations in which monetary damages can be recovered against directors may be important in allowing ThermoEnergy to continue to attract and retain qualified officers and directors. ThermoEnergy believes that, in general, Delaware law provides greater protection to directors than Arkansas law, and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Arkansas law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. For additional discussion of this matter, see “Significant Differences Between the Corporation Laws of Arkansas and Delaware - Limitation of Liability” and “ - Indemnification.”

Potential Anti-Takeover Implications of the Reincorporation

Delaware, like many other states, permits a corporation to adopt a number of measures through the amendment of the corporate charter or bylaws which are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. Certain differences between Arkansas and Delaware law, which would be effective upon consummation of the Reincorporation without further action of the Board the shareholders, could have a bearing on unapproved takeover attempts. Section 203 of the DGCL, which will apply to TMEN Delaware, restricts “certain business combinations” with “interested shareholders” for three years following the date that a person becomes an interested shareholder. For a discussion of this provision and certain other differences between the laws of Arkansas and Delaware that may affect shareholders see “Significant Differences between the Corporation Laws of Arkansas and Delaware” discussed below.

The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to ThermoEnergy and its shareholders because, among other reasons, a non-negotiated takeover bid: (i) may be timed to take advantage of temporarily depressed share prices; (ii) may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) may involve the acquisition of only a controlling interest in the corporation’s shares, without affording all shareholders the opportunity to receive the same economic benefits. By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the corporation’s business, properties, and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation’s business not yet reflected in the share price, and equality of treatment of all shareholders.

Despite the Board’s belief as to the benefits to shareholders of the Reincorporation, Reincorporation may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by TMEN Delaware’s board of directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. However, this is merely a protective step for the future. The Reincorporation was NOT proposed to prevent a change in control, and the Board and management are not aware that any person is currently attempting to acquire control of ThermoEnergy, obtain representation on its Board of Directors or to take any action that would materially affect the governance of ThermoEnergy.

Comparison of the Charters and Bylaws of TMEN Arkansas and TMEN Delaware

There are significant similarities between the Delaware Certificate and ThermoEnergy’s current amended and restated articles of incorporation (the “Arkansas Articles”). However, there are also certain significant differences.

The following discussion is a summary of the material differences between the Arkansas Articles and bylaws of TMEN Arkansas (the “Arkansas Bylaws”) and the Delaware Certificate and Delaware Bylaws. All statements herein are qualified in their entirety by reference to the respective corporation laws of Arkansas and Delaware and the full text of the Arkansas Articles and Arkansas Bylaws and the Delaware Certificate and Delaware Bylaws. Approval by shareholders of the Reincorporation will automatically result in the adoption of all the provisions set forth in the Delaware Certificate and the Delaware Bylaws. A copy of the Delaware Certificate is attached as Annex B to this Proxy Statement and a copy of the Delaware Bylaws is attached as Annex C. Approval of the Reincorporation will constitute approval of the Delaware Certificate and the Delaware Charter in substantially the forms attached here as Annexes B and C. The Arkansas Articles and Arkansas Bylaws are on file with the SEC and are available from ThermoEnergy upon request.

Authorized Capital Stock

The Arkansas Articles currently authorize TMEN Arkansas to issue an aggregate of 75,000,000 shares of common stock and 10,000,000 shares of Series A Convertible Preferred Stock. The Delaware Certificate authorizes the issuance of an aggregate of 150,000,000 shares of common stock and 20,000,000 shares of preferred stock, of which 10,000,000 shares are designated as “Series A Convertible Preferred Stock” (with terms and preferences identical to the Series A Convertible Preferred Stock of TMEN Arkansas) and 10,000,000 shares are undesignated “blank check” preferred stock.

The Board of Directors of TMEN Delaware will have the flexibility to set new classes, series, and other terms and conditions of the undesignated preferred shares. The undesignated preferred stock may be issued from time to time in one or more series at the discretion of the Board of Directors. The Board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The undesignated preferred shares may be issued in the future by the Board without further stockholder approval, for such purposes as the Board deems in the best interest of TMEN Delaware, including future equity financings and issuances for acquisitions and business combinations. In addition, such authorized but unissued preferred shares could be used by the Board of Directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management. We have no such present arrangement or understanding with any person. Further, the preferred shares may be reserved for issuance upon exercise of stock purchase rights designed to deter hostile takeovers, commonly known as a "poison pill".

The flexibility granted to the Board in specifying the rights and preferences of various series of preferred stock could similarly be used in designing classes of preferred stock which could act as an effective deterrent or defensive tool in a takeover situation including the creation of voting and other impediments which might frustrate persons attempting to gain control of TMEN Delaware. Such uses of authorized and unissued stock might make any takeover attempt more difficult and could deprive stockholders of the ability to realize above present market premiums, which often accompany such takeover attempts. There are currently no shares of preferred stock outstanding and we do not have any present intention of issuing any such shares in the immediate future.

Size of the Board of Directors

The Arkansas Bylaws provide for seven directors, six to serve staggered three-year terms and one director to serve a five-year term. The Arkansas Articles are silent on changes to the number of directors, and because the number of directors is fixed in the Arkansas Bylaws, the number can be increased or reduced only by an amendment of the Bylaws (which requires shareholder approval). The ABCA states that changes in the number of directors of more than thirty percent (30%) above or below the number of directors last approved by shareholders or changes in the range for the size of the board of directors can only be adopted with the approval of shareholders.

The Delaware Bylaws provide that the number of directors shall be between one and fifteen and permits the Board of Directors to set the number of directors, within those limits, from time to time (provided that no directors may be removed from office by the reduction in the number of authorized directors). The Delaware Certificate provides that the directors will serve staggered three-year terms, except for one director, who will serve a five-year term.

Filling Vacancies on the Board of Directors

The Arkansas Bylaws state that vacancies and newly-created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

The Delaware Bylaws provide that any vacancy, including any vacancy created by the removal of a director by the shareholders of TMEN Delaware, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Exculpation of Directors

The Arkansas Articles and the ABCA are silent about elimination of personal monetary liability of directors. The Delaware Certificate eliminates personal monetary liability of directors to the fullest extent permissible under Delaware law. The Delaware provisions can also look to a more detailed body of case law interpreting an exculpation provision under Delaware law. For a more detailed explanation of the foregoing, see “Significant Differences Between the Corporation Laws of Arkansas and Delaware - Indemnification,” below.

Indemnification

Both the Delaware Certificate and the Arkansas Bylaws provide for directors and officers to be indemnified. Both the Delaware Bylaws and the Arkansas Bylaws provide that TMEN Delaware and TMEN Arkansas, respectively, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the respective corporation) by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the respective corporation, or is or was serving or has agreed to serve at the request of the respective entity, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by any, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, changes, expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the respective corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similarly, any such person may be indemnified by the respective corporation in a action or suit by or in the right of the respective corporation in the circumstances above, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable to the respective corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the court shall deem proper.

Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to in the provisions described above in defending a civil or criminal action, suit or proceeding may be paid by the respective corporation in advance of the final disposition of such action, suit or proceeding, provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director of officer (in not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding, shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the respective corporation as described above. The board of directors of the respective entity may deem terms and conditions appropriate. The board of directors of the respective entity may also authorize the respective corporation’s counsel to represent such person, in any action, suit or proceeding, whether or not the respective corporation is party to such action, suit or proceeding In addition, both the Delaware Bylaws and Arkansas Bylaws authorize the respective corporation to purchase and maintain insurance for the benefit of it’s the persons indemnified as described above.

For a further discussion of indemnification see “Significant Differences Between the Corporation Laws of Arkansas and Delaware - Indemnification.”

Bylaw Amendments

The Arkansas Bylaws allow the shareholders, or the Board when such power is conferred upon the Board by the Delaware Certificate, to alter, amend or repeal the Arkansas Bylaws or adopt new bylaws. The Arkansas Certificate does not confer this power on the Board, therefore, effectively the Arkansas Bylaws may only be amended by the shareholders. The Delaware Bylaws give the board of directors of TMEN Delaware the authority to alter, amend or repeal the Delaware Bylaws, or adopt new bylaws.

Shareholder Action by Written Consent

Under Arkansas and Delaware law, shareholders are permitted to act by written consent in lieu of a shareholder meeting. The Arkansas Bylaws are silent about action by written consent, therefore, under the ABCA, action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if one or more written consents setting forth the action to be taken shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. However, action on proposals to increase the capital stock or bond indebtedness of a company may only be taken by written consent without a meeting upon the unanimous consent of all shareholders of the corporation. Under the Delaware Certificate, shareholders will be permitted to act by written consent in lieu of a meeting if the consent is signed by the number of shareholders necessary to authorize such action at a meeting where all shares entitled to vote thereon were present and vote, regardless of the proposal on which such actions are to be taken.

Significant Differences Between the Corporation Laws of Arkansas and Delaware

The following provides a summary of major substantive differences between the corporation laws of Arkansas and Delaware. It is not an exhaustive description of all differences between the two states’ laws.

Arkansas Constitutional Provisions Requiring Shareholder Approval of Certain Actions

Article 12, Section 8 of the Arkansas Constitution provides that the stock and bonded indebtedness of a corporation shall not be increased without the consent of the persons holding the larger amount in value of stock, which consent must be obtained at a meeting where notice of such meeting has been provided not less than 60 days in advance of such meeting. The Delaware Constitution does not have an analogous provision.

Shareholder Approval of Certain Business Combinations

Delaware. Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person or entity has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder, (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation’s voting shares outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a shareholders’ meeting (and not by written consent) by 66 2/3 % of the outstanding voting shares not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that TMEN Delaware be, and TMEN Delaware has elected to be, governed by Section 203.

ThermoEnergy believes that Section 203 will encourage any potential acquirer to negotiate with TMEN Delaware’s board of directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for TMEN Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to TMEN Delaware will confer upon the board of directors of TMEN Delaware the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for TMEN Delaware’s shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

Arkansas. Arkansas law does not impose any restrictions or prohibitions on “business combinations” with shareholders and does not provide protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

Staggered Board of Directors

A staggered board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

Delaware. Delaware law permits a corporation to establish a staggered, or classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered three-year terms of office, with only one class of directors standing for election each year. The Delaware Bylaws provide for a staggered board, with three classes of directors, each with a three-year term, with one director elected to a five-year term.

Arkansas. Under Arkansas law, if a corporation has nine or more directors, the articles of incorporation may provide for a staggered board of directors with as many as three classes with staggered three-year terms of office and with only one class of directors standing for election each year. The Arkansas Articles do not provide for a staggered board, however, the Arkansas Bylaws nevertheless provide for a staggered board despite providing for only a seven-member Board.

Removal of Directors

Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of at least a majority of the outstanding shares entitled to vote at an election of directors. As the Delaware Bylaws provide for a staggered board, therefore, a director or the entire board may only be removed by shareholders for cause.

Arkansas. Under Arkansas law, any director may be removed, with or without cause, if the votes cast in favor of removal exceed the votes cast against removal; provided, however, if cumulative voting is authorized, a director may not be removed if the number of votes cast against removal would be sufficient to elect him or her. As TMEN Arkansas does not have cumulative voting, shareholders can remove directors with or without cause.

Limitation of Liability

Arkansas law and Delaware law both permit a corporation to adopt a charter provision eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director’s duty.

Delaware. The Delaware Certificate eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as directors to the fullest extent permitted by Delaware law, as that law exists currently and as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit a director’s monetary liability for: (i) breaches of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. The Delaware Certificate eliminates a director’s liability to the fullest extent permitted under Delaware law.

Arkansas. Arkansas law permits Arkansas corporations to include, in their charters, a provision eliminating or limiting the monetary liability of the corporation’s directors to the corporation or its shareholders for breaches of their duties as directors, subject to exceptions that are similar but not identical to the exceptions specified by Delaware law. The Arkansas Articles do not contain a provision regarding limitation of liability.

Indemnification

Delaware. Delaware law generally permits the indemnification of expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in the defense or settlement of a direct, derivative, or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors or a committee of disinterested directors, by independent legal counsel, or by the shareholders, that the person seeking indemnification acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. However, no indemnification may be made in respect of any action by or in the right of the corporation, including any derivative action, in which the person was adjudged liable, unless and only to the extent that the court determines that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Delaware law requires indemnification of reasonable defense expenses incurred by a director or officer, in any such proceeding, to the extent the director or officer was successful in the defense of the proceeding. Expenses incurred by an officer or director in defending an action may be advanced before the conclusion of a proceeding, under Delaware law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase insurance for the benefit of its officers and directors whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.

Arkansas. Arkansas law is substantially similar, in that it permits an Arkansas corporation to indemnify any director, officer, employee, or agent of the corporation for expenses (including attorneys’ fees), judgments, fines, and settlement amounts to the extent that, as determined by a majority vote of a disinterested quorum of directors, by independent legal counsel in a written opinion if a disinterested quorum of directors so directs or such quorum is not obtainable, or by the shareholders, the individual acted in good faith and in a manner he or she believed to be in (or not opposed to) the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. Arkansas law does not permit indemnification if the person is held liable to the corporation, including in a derivative action, except to the extent that the court concludes that in view of all the circumstances, the person is fairly and reasonably entitled to indemnification for those expenses that the court deems proper.

Arkansas law requires indemnification of reasonable defense expenses incurred by a director, officer, employee or agent, in any such proceeding, to the extent the director, officer, employee or agent was successful in the defense of the proceeding. Expenses incurred by an officer or director in defending an action may be advanced before the conclusion of a proceeding, under Arkansas law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification. In addition, Arkansas law authorizes a corporation to purchase insurance for the benefit of its officers, directors, employees, and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

TMEN Arkansas has employment agreements with certain key officers and directors indemnifying them to the fullest extent not prohibited under Arkansas law, and TMEN Delaware will assume TMEN Arkansas’ obligations under those agreements and will amend the agreements to indemnify the directors and officers to the fullest extent permitted under the DGCL.

Inspection of Shareholder List and Books and Records

Delaware. Delaware law permits any shareholder of record, upon compliance with procedures specified in the DGCL, to inspect a list of shareholders entitled to vote at a meeting and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a shareholder. However, Delaware law contains no provision comparable to the other specific rights of inspection provided by Arkansas to shareholders.

Arkansas. Arkansas law provides a shareholder and his, her or its agent or attorney with a right to inspect (beginning two business days after notice of a meeting is given) and copy the corporation’s shareholder list. Arkansas law also permits any shareholder, on at least five business days advance written demand to the corporation, to inspect (i) the articles of incorporation and bylaws of the corporation and all amendments thereto that are in effect, (ii) board resolutions of the corporation relating to the creation or fixing the right, preferences and limitations of any class of shares that are still outstanding, (iii) minutes of shareholder meetings, records of actions taken by shareholders without a meeting and all written communications to shareholders, including financial statements furnished to shareholders, for the past three years, (iv) the names and business addresses of the current directors and officers and (v) the most recent annual franchise tax report delivered to the Arkansas Secretary of State. In addition, a shareholder satisfying specified conditions is entitled to inspect (i) excerpts of minutes of any meeting of the board of directors and records of any actions of any committee of the board of directors and of actions taken by the board of directors without a meeting, (ii) accounting records, (iii) the record of shareholders, and (iv) the shareholder list as described above, in each case if the demand is made in good faith and for a proper purpose, describes the purpose of the inspection and the desired records with reasonable particularity, and the desired records are directly connected to the purpose of such inspection.

Dividends and Repurchases of Shares

Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. However, if the amount of capital of the corporation shall have been diminished by depreciation in the value of its property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets, no dividends may be declared until the deficiency is repaired.

Arkansas. Under Arkansas law, a corporation may not make any distribution to its shareholders if, after giving effect to the distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Amendment of Charter Documents

Delaware. Under Delaware law, for an amendment to the provisions of a corporation’s Certificate of Incorporation, the board of directors must adopt a resolution setting forth the proposed amendment and declaring its advisability. The proposal must be considered and voted on at an annual or special meeting of shareholders. The amendment is adopted if it receives the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such an amendment, and, if the amendment adversely affects the powers, preferences or rights of any class of shareholders, the affirmative vote of a majority of the outstanding shares of such class.

Arkansas. Under the ABCA, unless otherwise provided in the articles of a corporation, the board of directors may amend the articles of the corporation to extend its duration, change the name of the corporation to include the words required under the ABCA, declare a forward stock split in a class of shares if there is only that class outstanding, and certain other ministerial actions. Any other amendments to the articles require the board to recommend the amendment to the shareholders unless the board determines that because of conflict of interest of other special circumstances it should make no recommendation and communicates the basis of this determination, and unless a greater vote is required by the articles, be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters’ rights. See “ - Dissenters’ Rights” below.

Holders of outstanding shares of any class are entitled to vote as a separate voting group on a proposed amendment if the amendment would have certain enumerated effects on that class.

Voting on Statutory Mergers

Delaware. Delaware law generally requires that the holders of a majority of the shares of the constituent corporations in a statutory merger approve the merger. However, a shareholder vote of the surviving corporation in a merger is not required (unless the corporation provides otherwise in its certificate of incorporation) if: (i) the merger agreement does not amend the corporation’s existing certificate of incorporation; (ii) each share of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either (x) no shares of common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or (y) the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

Arkansas. Arkansas law is similar in that it requires the shareholder vote of the constituent corporations to a statutory merger. It also contains an exception to its voting requirements for mergers similar to the law in Delaware where: (i) the articles of incorporation of the surviving corporation will not differ (except such changes to the charter as may be made by board of directors without shareholder approval. See “ - Amendment to Charter Documents” above) from its articles before the merger, (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after, (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger, and (iv) the number of shares entitled to distributions (“participating shares”) outstanding after the merger, plus the number of participating shares issuable as a result of the merger (either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger) will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Appraisal Rights

Under both Arkansas and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair value of his, her or its shares in lieu of the consideration he, she or it would otherwise receive in the transaction.

Delaware. Under Delaware law, such fair value is determined by the court, exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. Appraisal rights are not available to holders of shares of stock, which, on the record date were either: (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) held of record by more than 2,000 holders. Appraisal rights are also unavailable for any shares of stock of the constituent corporation surviving a merger if the merger did not require shareholder vote of the surviving corporation. See “- Vote on Statutory Mergers” above. However, appraisal rights are available, even in the situations described above, if shareholders are required under the terms of the merger to accept anything other than: (i) shares of stock or depository receipts of the surviving corporation or shares of stock, (ii) depository receipts of any other corporation, which will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders, and (iii) cash in lieu of fractional shares.

Arkansas. Under Arkansas law, “fair value” means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. A shareholder has a right of appraisal with respect to: (i) a plan or merger that requires the approval of the shareholder, (ii) a merger of a parent corporation with its subsidiary effected without shareholder approval, (iii) a plan of share exchange in which the corporation’s shares will be acquired that requires the approval of the shareholder, (iv) a sale or exchange of all or substantially all of the property other than in the usual and regular course of business that requires the approval of the shareholder, including a sale in dissolution but excluding a sale for cash pursuant to a plan by which all or substantially all of the net proceeds will be distributed to shareholders within one year of the sale, (v) certain amendments of the articles of incorporation that materially and adversely affect rights of a holder of shares, and (vi) any corporate action taken pursuant to a shareholder vote to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares. Therefore, the situations in which dissenters’ rights are available to shareholders are more limited under Delaware law. DISSENTERS’ RIGHTS ARE AVAILABLE TO SHAREHOLDERS OF THERMOENERGY WITH RESPECT TO THE REINCORPORATION. See “Appraisal Rights of Dissenting Shareholders.”

Dissolution

Delaware. Under Delaware law, a corporation may be dissolved upon approval of a majority of the board of directors and a majority of the outstanding stock of the corporation entitled to vote on the resolution. Dissolution may also be authorized without action of the directors if unanimously approved by all the shareholders entitled to vote on the dissolution.

Arkansas. Under Arkansas law, in order for a corporation to dissolve: (i) the corporation’s board of directors must recommend such dissolution (which recommendation may be conditioned on any basis) to the shareholders (unless the board determines that because of conflict of interest of other special circumstances it should make no recommendation and communicates the basis of this determination), and (ii) shareholders representing a majority (or such other greater vote required by the articles of incorporation or the directors as a condition to the dissolution proposal) of all votes entitled to be cast must approve such dissolution.

Interested Director Transactions

Under both Arkansas and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions are met, such as obtaining required disinterested board approval, obtaining required shareholder approval, fulfilling the requirements of good faith and full disclosure, or proving the fairness of the transaction. With minor exceptions, the conditions are identical under Arkansas and Delaware law.

Certain United States Federal Income Tax Consequences

The following is a discussion of certain United States federal income tax considerations that may be relevant to ThermoEnergy’s shareholders who receive shares of TMEN Delaware common stock in exchange for their shares of TMEN Arkansas common stock as a result of the Reincorporation. The discussion is addressed only to shareholders that hold their TMEN Arkansas common stock as a capital asset and addresses only the specific United States federal income tax consequences set forth below and does not address any other federal, state, local or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Reincorporation or any other transaction, including any transaction undertaken in connection with the Reincorporation. The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular shareholders of ThermoEnergy, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of options, nor does it address the tax consequences to holders of options or other rights to acquire shares of TMEN Arkansas common stock. In view of the varying nature of such tax consequences, each shareholder is urged to consult his, her or its own tax advisor as to the specific tax consequences of the Reincorporation, including the applicability of federal, state, local, and foreign tax laws.

We believe that the Reincorporation will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Code. Subject to the qualifications discussed above, the following tax consequences generally will result for shareholders of TMEN Arkansas common stock under that treatment:

•	No gain or loss will be recognized by holders of TMEN Arkansas common stock upon receipt of TMEN Delaware common stock pursuant to the Reincorporation;

•
The aggregate tax basis of the TMEN Delaware common stock received by each shareholder in the Reincorporation will be equal to the aggregate tax basis of the TMEN Arkansas common stock surrendered in exchange therefor;

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The holding period of the TMEN Delaware common stock received by each shareholder of ThermoEnergy will include the period for which such shareholder held the TMEN Arkansas common stock surrendered in exchange therefor, provided that the TMEN Arkansas common stock was held by the shareholder as a capital asset at the time of the Reincorporation; and

•	The Reincorporation will not constitute a taxable event to ThermoEnergy for U.S. federal income tax purposes.

State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. ThermoEnergy has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position.

Securities Act Consequences

The shares of the TMEN Delaware common stock to be issued in exchange for shares of TMEN Arkansas common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that regard, ThermoEnergy is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of that rule by the SEC, which indicate that the making of certain changes to the charter documents of ThermoEnergy which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the Reincorporation, TMEN Delaware will continue to file periodic reports and other documents with the SEC and provide to its shareholders the same type of information that TMEN Arkansas has previously filed and provided. Shareholders holding restricted shares of TMEN Arkansas common stock will have shares of TMEN Delaware common stock that are subject to the same restrictions on transfer as those to which their present shares are subject, and their stock certificates, if surrendered for replacement certificates representing shares of TMEN Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, it is expected that shareholders will be deemed to have acquired their shares of TMEN Delaware common stock on the date full payment of the purchase price was made for the shares of TMEN Arkansas common stock. In summary, TMEN Delaware and its shareholders will be in the same respective positions under Rule 144 after the merger as were TMEN Arkansas and its shareholders prior to the merger.

Interest of Certain Persons in Matters to be Acted Upon

As ThermoEnergy anticipates that the officers and directors of TMEN Delaware (who are currently the officers and directors of TMEN Arkansas) will enter into new employment agreements, or their existing employment agreements will be assumed by TMEN Delaware, they may be deemed to have a personal interest in the Reincorporation. Other than as set forth in the preceding sentence, no person who has been a director or officer of ThermoEnergy at any time since the beginning of the last fiscal year, nominee for election as a director of ThermoEnergy, nor associate of the foregoing persons has any substantial interest, direct or indirect, in ThermoEnergy’s change of state of incorporation that differs from that of other shareholders of ThermoEnergy. No director of ThermoEnergy opposed the Reincorporation.

Appraisal Rights of Dissenting Shareholders

If the Reincorporation is consummated, dissenting holders of ThermoEnergy’s common stock will be entitled to demand payment by ThermoEnergy of the “fair value” of their shares by complying with the provisions set forth in Subchapter 13 of the ABCA. Under Section 4-27-1301 of the ABCA, “fair value” is defined, with respect to a dissenter’s shares, as the “value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of such action, unless exclusion would be inequitable.” The following is a brief summary of the relevant portions of Sections 4-27-1320 through 4-27-1330 of the ABCA, which set forth the procedure for exercising dissenters’ rights with respect to the Reincorporation and demanding statutory appraisal rights. This summary is qualified in its entirety by reference to Subchapter 13 of the ABCA, the text of which is attached as Annex D to this Proxy Statement.

A shareholder who wishes to assert dissenters’ rights in connection with the Reincorporation must comply with the following procedures:

•
File a Written Demand - To obtain such fair value, a dissenting shareholder must deliver to ThermoEnergy before the vote is taken at the Annual Meeting a written notice of his intent to demand payment for his shares if the Reincorporation is effectuated.

•
Not Vote in Favor of the Reincorporation - A shareholder will not have the right to dissent if he votes in favor of the Reincorporation. If any form of proxy with respect to the Reincorporation is signed and returned to ThermoEnergy, but no instruction is indicated thereon with respect to the approval and adoption of the Reincorporation, and if the proxy is unrevoked, the proxy will be voted in favor of the Reincorporation and will be considered a vote FOR the Reincorporation resulting in the shareholder giving the proxy losing his or her right to dissent or receive fair value for his or her shares.

•
Notification by TMEN Delaware - If the Reincorporation is authorized at the Annual Meeting of Shareholders, ThermoEnergy, or TMEN Delaware, as the surviving corporation, as the case may be, will notify within ten days after the date of consummation of the Reincorporation all shareholders who have timely filed an objection to such action. The notice will be accompanied by a copy of Subchapter 13 of the ABCA and will:

•	state where payment demand must be sent and where and when certificates for certificated shares must be deposited;

•	inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

•
supply a form for demanding payment (the “Payment Demand”) that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires the person asserting dissenters’ rights to certify whether or not he acquired beneficial ownership of the shares before that date; and

•
set a date (the “Payment Demand Deadline”), not less that thirty (30) or more than sixty (60) days after the date the notice is delivered, by which TMEN Delaware must receive the completed Payment Demand.

•
Demand for Payment - A shareholder who has timely filed a written objection, has not voted in favor of the Reincorporation, deposits certificates for certificated shares in accordance with the terms of TMEN Delaware’s notice discussed above and returns the Payment Demand to TMEN Delaware on or prior to the Payment Demand Deadline will receive the fair value of his or her shares. A shareholder who fails to return the Payment Demand by the Payment Demand Deadline will be bound by the terms of the Reincorporation.

•
Payment - As soon as the Reincorporation is effected, or upon receipt of a timely Payment Demand, TMEN Delaware will pay each dissenter who complied with the requirements of ABCA Chapter 13, the amount TMEN Delaware estimates to be the fair value of his or her shares, plus accrued interest. The payment will be accompanied by a statement of ThermoEnergy’s estimate of the fair value of the shares, an explanation as to how interest was calculated and certain required financial statements of ThermoEnergy in addition to a copy of Subchapter 13 of the ABCA. The statement will also advise the dissenter of his right under Section 4-27-1328 of the ABCA, in certain circumstances, to notify ThermoEnergy or TMEN Delaware within thirty days (30) of receiving the payment, of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his or her estimate of fair value.

•
Judicial Appraisal of Shares - If a demand for payment under Section 4-27-1328 of the ABCA remains unsettled, ThermoEnergy or TMEN Delaware will, within sixty (60) days after receiving such demand, commence a proceeding and file a petition relating to all dissenters whose demands remain unsettled in the [Washington County Circuit Court, Washington County, Arkansas], asking for a finding and determination of the fair value and accrued interest of such shares, and shall serve each dissenter with a copy of the petition.

THE BOARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
REINCORPORATION IN THE STATE OF DELAWARE.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment in such matters.

May 14, 2007
Little Rock, Arkansas

ANNEX A

ThermoEnergy Corporation
Audit Committee Charter

1.	Each member of the Audit Committee shall be a member of the board of directors, in good standing, and shall be independent in order to serve on this committee.

2.	At least one member of the Audit Committee shall be designated as a financial expert.

3.
Review the Committee’s charter annually, reassess the adequacy of this charter, and recommend any proposed changes to the board of directors. Consider changes that are necessary as a result of new laws or regulations.

4.
The Audit Committee shall meet at least four times per year, prior to releasing its quarterly or annual earnings. The Audit Committee may meet as frequently as circumstances may require. The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

5.	Conduct executive sessions with the Independent Auditors, CEO, CFO, Internal Auditor, General Counsel, and anyone else as desired by the Committee.

6.	The Audit Committee shall be authorized to hire outside counsel or other consultants as necessary. (This may take place any time during the year.)

7.	Review and concur in the appointment or dismissal of the Internal Auditor.

8.
Appoint the Independent Auditors to be engaged by the company, approve the audit fees of the Independent Auditors, pre-approve any non-audit services provided by the Independent Auditors, including tax services, before the services are rendered. Review and evaluate the performance of the Independent Auditors and review with the full board of directors any proposed discharge of the Independent Auditors.

9.
Ascertain that the audit partner performing audit services serves in that capacity for no more than five years (Concurring Partner no more than seven years). If the firm is exempt due to size obtain documentation from the accounting firm that they are in compliance with PCAOB Standards and SEC Regulations.

10.
Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Internal Auditor or the Independent Auditors.

11.	Consider, with management, the rationale for employing audit firms other than the principal Independent Auditors.

12.
Inquire of management, the Internal Auditor, and the Independent Auditors about significant risks or exposures facing the company; assess the steps management has taken or proposes to take to minimize such risks to the company; and periodically review compliance with such steps.

13.
Review with the Independent Auditor, the CFO, and the Internal Auditor, the audit scope and plan of the Internal Auditor and the Independent Auditors. Address the coordination of audit efforts to assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

14.	Review with management and the Internal Auditor:
·    Significant findings on internal audits during the year and management’s responses thereto
·   Any difficulties the Internal Auditor encountered in the course of the audits, including any restrictions on the scope of their work or access to required information
·  Any changes required in the audit scope
·  The internal audit budget
·  The internal audit charter.

15.	Inquire of the CEO and CFO regarding the “quality of earnings” of the company from a subjective as well as an objective standpoint.

16.	Review with the Independent Auditors and the Internal Auditor:
·  The adequacy of the company’s internal controls including computerized information system controls and security
·  Any significant findings and recommendations of the Independent Auditors and internal audit and management’s responses.

17.	Review with management and the Independent Auditor the effect of any regulatory and accounting initiatives, as well as off-balance-sheet structures, if any.

18.
Review with management, the Independent Auditors, and the Internal Auditor, the interim annual financial report before it is filed with the Securities and Exchange Commission (SEC) or other regulators.

19.	Review with the Independent Auditor:
· All critical accounting policies and practices used by the company.
· All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the company, the ramifications of each alternative, and the treatment preferred by the company.

20.	Review all material written communications between the Independent Auditors and management, such as any management letter or schedule of unadjusted differences.

21.	Review with management and the Independent Auditors:
  · The company’s annual financial statements and related footnotes

· The Independent Auditors’ audit of the financial statements and their report thereon

· The Independent Auditors’ judgments about the quality, not just the acceptability, of the company’s accounting principles as applied in its financial reporting

· Any significant changes required in the Independent Auditors’ audit plan

· Any disputes with management during the audit

· Matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication With Audit Committees (AICPA, Professional Standards, vol. 1, AU sec. 380), as amended, related to the conduct of the audit.

22.
Review with the General Counsel legal and regulatory matters that, in the opinion of management, may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

23.
Periodically review the company’s code of conduct to ensure that it is adequate and up-to-date. Review with the Internal Auditor and the company’s General Counsel the results of their review of the monitoring of compliance with the company’s code of conduct.

24.
Review the procedures for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters that may be submitted by any party internal or external to the organization. Review any complaints that might have been received, current status, and resolution if one has been reached.

25.
Review procedures for the confidential, anonymous submission by employees of the organization of concerns regarding questionable accounting or auditing matters. Review any submissions that have been received, the current status, and the resolution if one has been reached.

26.	The Audit Committee will perform such other functions as assigned by law, the company’s charter or bylaws, or the board of directors.

27.	The Audit Committee will evaluate the Independent Auditors and Internal Auditor.

28.	The Audit Committee will review its effectiveness.

29.	Create an agenda for the ensuing year.

30.
Oversee the preparation of an annual report of the Audit Committee as required by the rules of the SEC and the annual affirmation required by the appropriate listing exchange, if necessary. When required by SEC rules, include in the annual Proxy Statement for the Company a report of the Committee in accordance with the Proxy Rules promulgated by the SEC.

ANNEX B

AGREEMENT AND PLAN OF MERGER

OF

THERMOENERGY CORPORATION

(A Delaware Corporation)

AND

THERMOENERGY CORPORATION

(An Arkansas Corporation)

THIS AGREEMENT AND PLAN OF MERGER, dated as of May [    ], 2007 (the “Agreement”), is made by and between ThermoEnergy Corporation, a Delaware corporation (“TMEN Delaware”), and ThermoEnergy Corporation, an Arkansas corporation (“TMEN Arkansas”). TMEN Delaware and TMEN Arkansas are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A. TMEN Arkansas is a corporation duly organized and existing under the laws of the State of Arkansas and has an authorized capital of 75,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, $1.00 par value per share. All of the preferred stock of TMEN Arkansas has been designated “Series A Convertible Preferred Stock.”. As of May 14, 2007, there were [                ] shares of common stock of TMEN Arkansas and [                ] shares of preferred stock of TMEN Arkansas issued and outstanding.

B. TMEN Delaware is a corporation duly organized and existing under the laws of the State of Delaware and, on the date hereof, has authorized capital of 150,000,000 shares of common stock, $0.001 par value per share, and 20,000,000 shares of preferred stock, $0.01 par value per share, of which 10,000,000 shares have been designated “Series A Convertible Preferred Stock” and 10,000,000 shares are undesignated as to series, rights, preferences, privileges, or restrictions. As of the date hereof, 100 shares of common stock of TMEN Delaware were issued and outstanding, all of which were held by TMEN Arkansas, and no shares of preferred stock of TMEN Delaware were issued or outstanding.

C. TMEN Delaware is a wholly owned subsidiary of TMEN Arkansas.

D. The Board of Directors of TMEN Arkansas has determined that, for the purpose of effecting the reincorporation of TMEN Arkansas in the State of Delaware, it is advisable and in the best interests of TMEN Arkansas and its shareholders that TMEN Arkansas merge with and into TMEN Delaware upon the terms and conditions provided herein (the “Merger”).

E. The respective Boards of Directors of TMEN Delaware and TMEN Arkansas have approved and adopted this Agreement and have directed that this Agreement be submitted to a vote of their sole stockholder and shareholders, respectively, and executed by the undersigned officers.

F. The Merger is intended to qualify as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, TMEN Delaware and TMEN Arkansas hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

MERGER

1.1 Merger .    In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the Arkansas Business Corporation Act of 1987, as amended (the “ABCA”), TMEN Arkansas shall be merged with and into TMEN Delaware (the “Merger”), the separate existence of TMEN Arkansas shall cease, and TMEN Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. TMEN Delaware shall be, and is sometimes referred to herein as, the “Surviving Corporation.” The name of the Surviving Corporation shall be ThermoEnergy Corporation.

1.2 Filing and Effectiveness .    The Merger shall become effective when the following actions shall have been completed:

(a) this Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the DGCL and the ABCA;

(b) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(c) an executed Certificate of Merger meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and

(d) this Agreement, together with executed articles of merger, as provided in Section 4-27-1105 of the ABCA, shall have been filed with the Secretary of State of the State of Arkansas.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3 Effect of the Merger .    Upon the Effective Date of the Merger, the separate existence of TMEN Arkansas shall cease and TMEN Delaware, as the Surviving Corporation shall:

(i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;

(ii) be subject to all actions previously taken by its and TMEN Arkansas’ Board of Directors;

(iii) succeed, without other transfer, to all of the assets, rights, powers and property of TMEN Arkansas in the manner more fully set forth in Section 259 of the DGCL;

(iv) continue to be subject to all of the debts, liabilities and obligations of TMEN Delaware as constituted immediately prior to the Effective Date of the Merger; and

(v) succeed, without other transfer, to all of the debts, liabilities and obligations of TMEN Arkansas in the same manner as if TMEN Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the ABCA. Without limiting the generality of the foregoing, any claim existing or action or proceeding pending by or against Surviving Corporation or TMEN Arkansas at the Effective Date of the Merger may, thereafter, be prosecuted by or against Surviving Corporation, as the surviving corporation, or, in connection with any such action or proceeding to which TMEN Arkansas is a party, Surviving Corporation, as the surviving corporation, may be substituted in place of TMEN Arkansas. Neither the rights of creditors nor any liens upon the property of either Surviving Corporation or TMEN Arkansas shall be impaired by reason of the Merger.

ARTICLE II

CHARTER DOCUMENTS AND OFFICERS

2.1 Certificate of Incorporation .    The Certificate of Incorporation of TMEN Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws .    The Bylaws of TMEN Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers .    The directors and officers of TMEN Arkansas immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE III

MANNER OF CONVERSION OF STOCK

3.1 TMEN Arkansas Common Stock .    Upon the Effective Date of the Merger, each share of TMEN Arkansas Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be automatically converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $0.001 par value, of the Surviving Corporation.

3.2 TMEN Arkansas Preferred Stock .    Upon the Effective Date of the Merger, each share of TMEN Arkansas Series A Convertible Preferred Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be automatically converted into and exchanged for one (1) fully paid and nonassessable share of Series A Convertible Preferred Stock, $0.01 par value, of the Surviving Corporation.

3.2 TMEN Delaware Common Stock .    Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of TMEN Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by TMEN Delaware, the holder of such shares or any other person, be automatically canceled and returned to the status of authorized but unissued shares.

3.3 Exchange of Certificates .    After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of TMEN Arkansas Common Stock may, at such stockholder’s option, surrender the same for cancellation to Registrar and Transfer Company, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as provided herein. Unless and until so surrendered, each outstanding certificate theretofore representing shares of TMEN Arkansas Common Stock, par value $0.001 per share, shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Common Stock, par value $0.001 per share, into which such shares of TMEN Arkansas common stock were converted in the Merger.

After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of TMEN Arkansas Preferred Stock may, at such stockholder’s option, surrender the same for cancellation to the Surviving Corporation, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Series A Convertible Preferred Stock into which the surrendered shares were converted as provided herein. Unless and until so surrendered, each outstanding certificate theretofore representing shares of TMEN Arkansas Series A Convertible Preferred Stock, par value $1.00 per share, shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Series A Convertible Preferred Stock, par value $0.01 per share, into which such shares of TMEN Arkansas Series A Convertible Preferred Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to, and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by, such outstanding certificate as provided above.

Each certificate representing shares of the capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of TMEN Arkansas so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation. If any certificate for shares of TMEN Delaware capital stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to TMEN Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of TMEN Delaware that such tax has been paid or is not payable.

ARTICLE IV

OPTIONS AND WARRANTS

4.1 Options .    Upon the Effective Date, (a) TMEN Delaware will assume and continue all of TMEN Arkansas’ stock option plans, and all of the outstanding and unexercised portions of all options and rights to buy Common Stock, par value $0.001 per share, of TMEN Arkansas shall become options or rights for the same number of shares of Common Stock, par value $0.001 per share, of TMEN Delaware, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, TMEN Delaware hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of TMEN Arkansas with respect thereto and (b) one share of TMEN Delaware common stock shall be reserved for issuance under from and after the Effective Date for each one full share of common stock of TMEN Arkansas reserved for issuance under stock options of TMEN Arkansas outstanding immediately prior to the Effective Date.

4.2 Warrants and Convertible Securities.    Upon the Effective Date, (a) TMEN Delaware will assume and continue all of TMEN Arkansas’ obligations under warrants and other convertible securities outstanding immediately prior to the Effective Date, and all of the rights to buy Common Stock, par value $0.001 per share, of TMEN Arkansas pursuant to all such warrants and convertible securities shall become rights for the same number of shares of Common Stock, par value $0.001 per share, of TMEN Delaware, with no other changes in the terms and conditions of such options or rights, including exercise prices and conversion rates, and effective upon the Effective Date, TMEN Delaware hereby assumes the outstanding and unexercised portions of such warrants and convertible securities and the obligations of TMEN Arkansas with respect thereto and (b) one share of TMEN Delaware common stock shall be reserved for issuance under from and after the Effective Date for each one full share of common stock of TMEN Arkansas reserved for issuance under such warrants and convertible securities immediately prior to the Effective Date.

ARTICLE V

GENERAL

5.1 Covenants of TMEN Delaware .    TMEN Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) file the Certificate of Merger with the Secretary of State of the State of Delaware;

(b) file this Agreement, together with an executed articles of merger, as provided in Section 4-27-1105 of the ABCA, with the Secretary of State of the State of Arkansas; and

(c) take such other actions as may be required by the DGCL or the ABCA, including in respect of dissenting shareholders of TMEN Arkansas.

5.2 Further Assurances .    From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of TMEN Arkansas such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation and TMEN Arkansas such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of TMEN Arkansas and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of TMEN Arkansas or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3 Abandonment .    At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either TMEN Arkansas or TMEN Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of TMEN Arkansas or the sole stockholder of TMEN Delaware or both.

5.4 Amendment .    The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and Arkansas, provided that an amendment made subsequent to the adoption of this Agreement by the stockholder of either Constituent Corporation shall not unless approved by the stockholders as required by law: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5 Dissenting Shareholders .    The Surviving Corporation will promptly pay to any dissenting shareholders of TMEN Arkansas the amount, if any, to which they shall be entitled under Section 4-27-1301 et seq. of the Arkansas Business Corporation Act with respect to the rights of dissenting shareholders.

5.6 Agreement .    Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 124 W. Capitol Avenue, Suite 880, Little Rock, Arkansas 72201

5.7 Governing Law .    This Agreement shall be governed by the laws of the State of Delaware, excluding applicable conflict-of-laws principles, except to the extent the laws of the State of Arkansas must be applied pursuant to the relevant conflict-of-laws principles.

5.8 Counterparts .    This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, together, shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the day and year first written above.

THERMOENERGY CORPORATION, an Arkansas corporation

By:
Name: Title:

THERMOENERGY CORPORATION, a Delaware corporation

By:
Name: Title:

ANNEX C

CERTIFICATEOF INCORPORATION

OF

THERMOENERGY CORPORATION

FIRST:  The name of this Corporation is ThermoEnergy Corporation.

SECOND: The address of this Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of this Corporation's registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and employ all powers and privileges now or hereafter granted or available under the laws of the State of Delaware to such corporations.

FOURTH: The total number of shares of stock that this Corporation is authorized to issue is one hundred seventy million (170,000,000) shares, of which one hundred fifty million (150,000,000) shares shall be Common Stock, par value $0.001 per share, and twenty million (20,000,000) shares shall be Preferred Stock, par value $0.01 per share. Of the authorized Preferred Stock, ten million (10,000,000) shares shall be designated “Series A Convertible Preferred Stock” and shall have the rights, preferences, powers, qualifications, restrictions and limitations set forth in Exhibit A hereto, and the remaining ten million (10,000,000) shares shall be undesignated. Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of this Corporation is authorized to issue the undesignated Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issuance of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this Corporation and each share of Common Stock shall be entitled to one vote.

FIFTH: The name and mailing address of the incorporator are William E. Kelly, 100 Summer Street, Boston, Massachusetts 02110.

SIXTH: The Board of Directors of this Corporation is authorized to make, alter or repeal by-laws of this Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether adopted by them or by the Board of Directors.

SEVENTH: No director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to eliminate or limit further the liability of a director, then, in addition to the elimination of liability provided by the preceding sentence, the liability of each director shall be eliminated to the fullest extent or limited to the least extent provided or permitted by the Delaware General Corporation Law. Any repeal or modification of this Article Seventh shall not adversely affect any right or protection of a director under this Article Seventh, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article Seventh, prior to such repeal or modification.

EIGHTH: This Corporation shall, to the fullest extent permitted by Delaware law as in effect from time to time, indemnify any person against all liability and expense (including attorney’s fees) incurred by reason of the fact that he or she is or was a director or officer of this Corporation, or while serving as a director or officer of this Corporation, he or she is or was serving at the request of this Corporation as a director, officer, partner or trustee of, or in any similar managerial or fiduciary position of, or an employee or agent of, another corporation, partnership, limited liability company, joint venture, trust, association or other entity. Expenses (including attorney’s fees) incurred in defending an action, suit or proceeding may be paid by this Corporation in advance of the final disposition of such action, suit or proceeding to the full extent and under the circumstances permitted by Delaware General Corporation Law. This Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of this Corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not this Corporation would have the power to indemnify against such liability under the provisions of this Article Eighth. The indemnification provided by this Article Eighth shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, any by-law, agreement, vote of stockholders or disinterested directors, statute, or otherwise, and shall inure to the benefit of their heirs, executors, and administrators. The provisions of this Article Eighth shall not be deemed to preclude this Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine in a specific instance or by resolution of general application.

NINTH: Elections of directors of this Corporation need not be by written ballot.

TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or stockholders or class of stockholders of this Corporation, as the case may be,, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, is sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

In witness whereof, the undersigned incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, has executed this Certificate, declaring and certifying under penalty of perjury that the facts herein stated are true, this [ ] day of May 2007.

/s/ William E. Kelly
William E. Kelly, Incorporator

Exhibit A

DESCRIPTION OF SERIES A CONVERTIBLE PREFERRED STOCK

Section 1. Liquidation Rights.

(a)  Treatment at Liquidation, Dissolution or Winding Up.

(i) In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, before any payment is made to the holders of any other class or series of the corporation’s capital stock designated to be junior to the corporation’s Series A Convertible Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), including the corporation’s Common Stock, par value $0.001 per share (the “Common Stock”), the holder of each share of Series A Preferred Stock shall be entitled to be paid from the assets of the corporation available for distribution, pari passu, an amount equal to the greater of (A) $1.20 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series A Preferred Stock) plus all dividends declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of Series A Preferred Stock with respect to such liquidation, dissolution or winding up, or (B) the amount that would have been payable to the holder of such share had all shares of Series A Preferred Stock been converted to Common Stock pursuant to Section 2(a) hereof immediately prior to such liquidation, dissolution or winding up.

(ii) If the assets of the corporation shall be insufficient to permit the payment in full to the holders of the corporation’s Series A Preferred Stock of all amounts distributable to them under Section 1(a)(i) hereof, then the entire assets of the corporation available for such distribution shall be distributed ratably among the holders of Series A Preferred Stock in proportion to the respective amounts distributable to them.

(b) Treatment of Reorganizations, Consolidations, Mergers and Sales of Assets. A consolidation or merger of the corporation, or a sale of all or substantially all of the assets of the corporation (other than a merger, consolidation or sale of all or substantially all of the assets of the corporation in a transaction in which the shareholders of the corporation immediately prior to the transaction possess more than fifty percent (50%) of the voting securities of the surviving entity (or parent, if any) or the purchaser of assets immediately after the transaction) shall be regarded as a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section 1, unless in any such particular event the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of Series A Preferred Stock determine that any such particular event shall not, for purposes of this Section 1, be deemed a liquidation, dissolution or winding up.

(c) Distributions Other than Cash. Whenever the distribution provided for in this Section 1 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the corporation.

Section 2. Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert; Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at the office of the corporation or any transfer agent for the Series A Preferred Stock, into one fully paid and nonassessable share of Common Stock (the “Conversion Ratio”). Such initial Conversion Ratio shall be subject to adjustment as hereinafter provided.

(b) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series A Preferred Stock that may be designated by the corporation, and shall give written notice to the corporation at such office that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of any shares of Series A Preferred Stock. The corporation shall, as soon as practicable (but, in any event, not later than three (3) business days thereafter), issue and deliver at such office to such holder of Series A Preferred Stock, or to such holder’s nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate for the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the corporation shall pay to such holder cash in an amount equal to such fraction multiplied by the Market Price as of the date of conversion. The term “Market Price” shall mean, on any date of determination,(i) the closing price of a share of Common Stock on such day as reported on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market (each, a “Trading Market”) (whichever is then the principal Trading Market on which the Common Stock is listed or traded), or (ii) if the Common Stock is not listed on a Trading Market, the closing bid price for a share of Common Stock on such day in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, the closing bid price for a share of Common Stock on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iv) if a bid price for a share of Common Stock in the over-the-counter market is not then reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the corporation.

(c) Automatic Conversion.

(i) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Ratio as then in effect:

(A) on the next Trading Day immediately following the date on which the Market Price for the Common Stock shall have exceeded $3.00 (adjusted to reflect stock splits, stock dividends or distributions, and stock combinations or consolidations) for a period of thirty (30) consecutive Trading Days, or

(B) at the written election of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of Series A Preferred Stock to require such automatic conversion.

For purposes of this Section 2(c)(i), the term “Trading Day” shall mean (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

(ii) Upon the occurrence of an event specified in Section 2(c)(i) hereof, all shares of Series A Preferred Stock shall be converted automatically without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares are surrendered to the corporation or the transfer agent for the Series A Preferred Stock and the holder of such shares shall be treated as the owner of the shares of Common Stock into which such shares have been converted; provided, however, that the corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificate or certificates evidencing such shares of Series A Preferred Stock being converted are either delivered to the corporation or the transfer agent of the Series A Preferred Stock, or the holder notifies the corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the corporation to indemnify the corporation from any loss incurred by it in connection therewith and, if the corporation so elects, provides an appropriate indemnity bond. Upon the automatic conversion of Series A Preferred Stock, each holder of Series A Preferred Stock shall surrender the certificate or certificates representing such holder’s shares of Series A Preferred Stock at the office of the corporation or of the transfer agent for the Series A Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly (and, in any event, not later than three (3) business days thereafter) at such office and in such holder’s name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Series A Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the corporation shall pay to such holder cash in an amount equal to such fraction multiplied by the Market Price as of the date of conversion.

(d) Adjustments to Conversion Ratio for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

(i) In the event the corporation shall issue additional shares of Common Stock pursuant to a stock dividend, stock distribution or subdivision, the Conversion Ratio in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately adjusted.

(ii) In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Ratio in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted.

(e) Adjustment for Merger or Reorganization, etc. Subject to the provisions of Section 1(b), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the corporation in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by Section 2(d)), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible, in lieu of the Common Stock into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the corporation) shall be made in the application of the provisions in this Section 2 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Ratio) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

(f) No Impairment. The corporation shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but shall at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.

(g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to Section 2(d), the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any affected holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock which at the time would be received upon conversion of each share of Series A Preferred Stock.

(h) Notices of Record Date. In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, any right to subscribe for, purchase or otherwise acquire any class of securities or other property, or any other right, the corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character thereof.

(i) Common Stock Reserved. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Series A Preferred Stock.

(j) Certain Taxes. The corporation shall pay any issue or transfer taxes payable in connection with the conversion of any shares of Series A Preferred Stock; provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of such Series A Preferred Stock.

(k) Closing of Books. The corporation shall at no time close its transfer books against the transfer of any Series A Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock, in any manner which interferes with the timely conversion or transfer of such Series A Preferred Stock.

Section 3. Voting Rights.

The holders of Series A Preferred Stock shall be entitled to the following voting rights: (i) those voting rights required by applicable law and as provided in Section 5 hereof; and (ii) the right to vote (or consent) together with the holders of Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote (or consent). Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the nearest number of whole shares of Common Stock into which such share of Series A Preferred Stock could have been converted on the date for determination of stockholders entitled to vote at such meeting. The holders of Series A Preferred Stock shall be entitled to notice of any stockholders’ meeting.

Section 4. Dividends. In the event the Board of Directors of the corporation shall declare a dividend payable upon the then outstanding shares of the Common Stock (other than a dividend payable entirely in shares of the Common Stock of the corporation for which an adjustment of the Conversion Ratio is made pursuant to Section 2 hereof), the Series A Preferred Stock shall be entitled to, and the Board of Directors shall declare at the same time, a dividend upon the then outstanding shares of the Series A Preferred Stock, in priority to the dividend payable on the Common Stock, payable at the same time as the dividend paid on the Common Stock, in an amount per share of Series A Preferred Stock equal to the amount payable on the largest number of whole shares of Common Stock into which each share of Series A Preferred Stock could be converted pursuant to the provisions of Section 2 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends.

Section 5. Covenants. As long as any of the Series A Preferred Stock shall be issued and outstanding, the corporation shall not, whether by reclassification, merger, consolidation or otherwise, without first obtaining the approval (by vote or written consent as provided by law) of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of Series A Preferred Stock then outstanding:

(i) directly or indirectly, alter or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock;

(ii) create any class or series of shares having preference or priority equal or senior to any outstanding shares of Series A Preferred Stock as to dividends or assets, or authorize or issue shares of stock of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the corporation having preference or priority equal or senior to any outstanding shares of Series A Preferred Stock as to dividends or assets; or

(iii) amend the corporation’s articles of incorporation in a manner that adversely affects the rights, preferences or privileges of the holders of Series A Preferred Stock.

Section 6. Priority with Respect to Certain Rights. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank senior to (i) all shares of Common Stock, and (ii) all classes and series of capital stock of the corporation, whether authorized now or in the future, that do not expressly provide that they rank senior to, or on parity with, the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the corporation.

Section 7. Reclassification of Unissued Series A Preferred Stock. Any authorized but unissued shares of Series A Preferred Stock may be reclassified by the Board of Directors of the corporation as shares of undesignated Preferred Stock.

ANNEX D

BY-LAWS

of

THERMOENERGY CORPORATION

ARTICLE 1 - Stockholders

1.1 Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President or, if not so designated, at the registered office of the corporation in Delaware.

1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on the third Thursday of June in each year, at a time and place fixed by the Board of Directors or the President. If this date shall fall upon a legal holiday at the place of the meeting, then such meeting shall beheld on the next succeeding business day at the same hour. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

1.3 Special Meetings. Special meetings of stockholders may be called at any time by the President or by the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4 Notice of Meetings. Except as otherwise provided by law, written notice of any meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting The notices of all meetings shall state the place, date and hour of the meeting The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. Such place shall be specified in the notice for the meeting. The list shall also be produced and kept at the time and place of the meeting during the whole time oft he meeting, and may be inspected by any stockholder who is present.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the shares of such class issued and outstanding and entitled to vote at the meeting), present in person or represented by proxy, shall constitute a quorum for the transaction of any business of the corporation.

1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, any officer entitled to preside at or to act as Secretary of such meeting It shall not be necessary to notify any stockholder of any adjournment of 30 days or less if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting Notice of the time and place shall be duly given to all shareholders of record and entitled to vote at the adjourned meeting of any adjournment of more than 30 days At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him by written proxy executed by the stockholder or his authorized officer, director, employee or agent and delivered to the Secretary of the corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

1.9 Action at Meeting. When a quorum is present at any meeting, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. Any election of directors of the corporation by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

1.10 Action without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock entitled to vote having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted, and delivered to the Secretary of the Corporation. Prompt notice of corporate taken action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE 2 - Directors

2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, which may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

2.2 Number Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the stockholders or the Board of Directors, but in no event shall be less than one. The number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

2.3 Enlargement of the Board. The number of directors may be increased at any time and from time to time by the stockholders or by a majority of the directors then in office.

2.4  Classes; Tenure. One member of the Board of Directors shall be elected to serve a term of five years. The remaining members of the Board of Directors shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the whole number of the directors. If the Board of Directors is not evenly divisible by three, the Board of Directors shall determine the number of directors to be elected to each class. Each class shall serve a term of three years, expiring in succession. At each Annual Meeting of the Stockholders, the directors elected to succeed those whose terms expire shall be identified as being of the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of the Stockholders after their election, and until their respective successors are duly elected and qualified. If the number of directors changes, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible, and any additional director elected to any class shall hold office for a term which shall coincide with the terms of the other directors in such class and until his successor is duly elected and qualified.

2.5 Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

2.6 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

2.7 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be duly given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.8 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, or Secretary.

2.9 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a sending notice by facsimile, e-mail or other means of electronic communication or delivering written notice by hand to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

2.10 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in meetings of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meetings.

2.11 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified: provided, however, that in no case shall less than one-third (1/3) of the total number of the whole Board of Directors constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

2.12 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

2.13 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members then in office of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

2.14 Removal. Any one or more or all of the directors may be removed, with or without cause, by the holders of a majority of the shares of stock then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series.

2.15 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

2.16 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

ARTICLE 3 - Officers

3.1 Enumeration. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including but not limited to a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2 Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for any period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified, or until his earlier death, resignation or removal.

3.7 Chairman of the Board and Vice-Chairman of the Board. The Board of Directors may appoint a Chairman of the Board and may designate the Chairman of the Board as chief executive officer. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. If the Board of Directors appoints a Vice-Chairman of the Board, he shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the Board of Directors.

3.8 President. The President shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and if he is a director, at all meetings of the Board of Directors. Unless the Board of Directors has designated the Chairman of the Board or another officer as chief executive officer, the President shall be the chief executive officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties of the Secretary and when so performing shall have all the power of and be subject to all the restrictions upon the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

The Assistant Treasurer shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties of the Treasurer and when so performing shall have all the powers of and be subject to all the restrictions upon the Treasurer.

3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE 4 - Capital Stock

4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

4.4 Lost Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including without limitation the presentation of reasonable evidence of such loss, theft or destruction and the giving of such bond as the Board of Directors may require sufficient to indemnify the corporation, any transfer agent or registrar against any claim that may be made against any or all of them on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent or dissent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law or otherwise is necessary, shall be the day on which the first written consent or dissent is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the registered office of the corporation shall be by hand or by certified or registered mail, return receipt requested. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE 5 - General Provisions

5.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.

5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or the duly authorized attorney or such person, or by telegraph, cable or any other available method, whether before, at or after the time stated in such waiver shall be deemed equivalent to such notice. The appearance of such person or persons at a meeting in person or by proxy shall constitute a waiver of notice of such meeting, except when the person or proxy attends such meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

5.4 Voting of Securities. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall be, as to all persons who rely on the certificate in good faith, conclusive evidence of such action.

5.6 Certificate of Incorporation. All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

5.7 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers of the corporation, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers of the corporation are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

(1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to his relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.8 Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

5.9 Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE 6 - Indemnification

The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal there from.

Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article.

The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

The indemnification rights provided in this Article (a) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (b) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

ARTICLE 7 - Amendments

6.1 By the Board of Directors. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

6.2 By the Stockholders. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding, present in person or by proxy and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, provided that notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of any such special meeting.

ANNEX E

ARKANSAS BUSINESS CORPORATION ACT OF 1987
SUBCHAPTER 13

DISSENTERS’ RIGHTS

RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

4-27-1301. DEFINITIONS.

In this subchapter:

1. “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer;

2. “Dissenter” means a shareholder who is entitled to dissent from corporate action under ss. 4-27-1302 and who exercises that right when and in the manner required by ss.ss. 4-27-1320 - 4-27-1328;

3. “Fair value” , with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

4. “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances;

5. “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

6. “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

7. “Shareholder” means the record shareholder or the beneficial shareholder.

4-27-1302. RIGHT OF DISSENT.

A. A shareholder is entitled to dissent from and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

1. Consummation of a plan of merger to which the corporation is a party:

(i) If shareholder approval is required for the merger by ss. 4-27-1103 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

(ii) If the corporation is a subsidiary that is merged with its parent under ss. 4-27-1104;

2. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

3. Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

4. An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter’s shares because it:

(i) Alters or abolishes a preferential right of the shares;

(ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

(iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

(v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ss. 4-27-604; or

5. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

B. A shareholder entitled to dissent and obtain payment for his shares under this subchapter may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

4-27-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

A. A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

B. A beneficial shareholder may assert dissenters’ rights as to shares held on his behalf only if:

1. He submits to the corporation the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

2. He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS

4-27-1320. NOTICE OF DISSENTERS’ RIGHTS.

A. If proposed corporate action creating dissenters’ rights under ss. 4-27-1302 is submitted to a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.

B. If corporate action creating dissenters’ rights under ss. 4-27-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenters’ notice described in ss. 4-27-1322.

4-27-1321. NOTICE OF INTENT TO DEMAND PAYMENT.

A. If proposed corporate action creating dissenters’ rights under ss. 4-27-1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights.

(1) Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(2) Must not vote his shares in favor of the proposed action.

B. A shareholder who does not satisfy the requirements of subsection A. of this section is not entitled to payment for his shares under this subchapter.

4-27-1322. DISSENTERS’ NOTICE.

A. If proposed corporate action creating dissenters’ rights under ss. 4-27-1302 is authorized at a shareholders’ meeting, the corporation shall deliver a written dissenters’ notice to all shareholders who satisfied the requirements of ss. 4-27-1321.

B. The dissenters’ notice must be sent no later than ten (10) days after the corporate action was taken, and must:

(1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection A. of this section is delivered; and

(5) Be accompanied by a copy of this subchapter.

4-27-1323. DUTY TO DEMAND PAYMENT.

A. A shareholder sent a dissenters’ notice described in ss. 4-27-1322 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters’ notice pursuant to ss. 4-27-1322B.3, and deposit his certificates in accordance with the terms of the notice.

B. The shareholder who demands payment and deposits his share certificates under subsection A. of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

C. A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters’ notice, is not entitled to payment for his shares under this subchapter.

4-27-1324. SHARE RESTRICTIONS.

A. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under ss. 4-27-1326.

B. The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

4-27-1325. PAYMENT.

A. Except as provided in ss. 4-27-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with ss. 4-27-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

B. The payment must be accompanied by:

(1) The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(2) A statement of the corporation’s estimate of the fair value of the shares;

(3) An explanation of how the interest was calculated;

(4) A statement of the dissenter’s right to demand payment under ss. 4-27-1328; and

(5) A copy of this subchapter.

4-27-1326. FAILURE TO TAKE ACTION.

A. If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

B. If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters’ notice under ss. 4-27-1322 and repeat the payment demand procedure.

4-27-1327. AFTER-ACQUIRED SHARES.

A. A corporation may elect to withhold payment required by ss. 4-27-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

B. To the extent the corporation elects to withhold payment under subsection A. of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under ss. 4-27-1328.

4-27-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

A. A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under ss. 4-27-1325), or reject the corporation’s offer under ss. 4-27-1327 and demand payment of the fair value of his shares and interest due, if:

(1) The dissenter believes that the amount paid under ss. 4-27-1325 or offered under ss. 4-27-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

(2) The corporation fails to make payment under ss. 4-27-1325 within sixty (60) days after the date set for demanding payment; or

(3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

B. A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection A. of this section within thirty (30) days after the corporation made or offered payment for his shares.

JUDICIAL APPRAISAL OF SHARES

4-27-1330. COURT ACTION.

A. If a demand for payment under ss. 4-27-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

B. The corporation shall commence the proceeding in the circuit court of the county where the corporation’s principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

C. The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

D. The jurisdiction of the court in which the proceeding is commenced under subsection B. of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

E. Each dissenter made a party to the proceeding is entitled to judgment:

(1) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

(2) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under ss. 4-27-1327.

4-27-1331. COURT COSTS AND COUNSEL FEES.

A. The court in an appraisal proceeding commenced under ss. 4-27-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ss. 4-27-1328.

B. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

1. Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ss.ss. 4-27-1320 - 4-27-1328; or

2. Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

C. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

PROXY
THERMOENERGY CORPORATION — ANNUAL MEETING OF SHAREHOLDERS
JUNE 14, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dennis C. Cossey with full power of substitution, as proxy of the undersigned, to vote all common shares held of record by the undersigned or which the undersigned is entitled to vote, as designated below and upon all subjects that may properly come before the meeting, at the Annual Meeting of Shareholders of ThermoEnergy Corporation, to be held 10:00 a.m., local time, on June 14, 2007, and any adjournments and postponements of said meeting.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Election of two Directors to serve a three-year term until the 2010 Annual Meeting of Shareholders, or until their respective successors are elected or appointed.

FOR ☐	WITHHOLD ☐	FOR BOTH EXCEPT (STRIKE A LINE THROUGH NOMINEE NAME) ☐

Nominees: Louis J. Ortmann, DDS Martin A. Roenigk

2. Ratification, confirmation and approval of the selection of Kemp & Company as the independent registered public accounting firm of ThermoEnergy for the fiscal year ending December 31, 2007.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approval of the Reincorporation of ThermoEnergy in the State of Delaware.

FOR ☐	AGAINST ☐	ABSTAIN ☐

I plan to attend in person ☐	Mark box at right if comments or address change ☐
I do not plan to attend in person ☐

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE COMMENTS?
_______________________________	_______________________________
_______________________________	_______________________________
_______________________________	_______________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR RATIFICATION OF KEMP & COMPANY AS THE INDEPENDENT AUDITORS AND FOR REINCORPORATION IN THE STATE OF DELAWARE AS SET FORTH IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Date: __________, 2007

_______________________________	_______________________________

Shareholder sign here	Co-owner sign here

Please sign exactly as your name(s) appear(s) on the Proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or here title.